AS FILED ON FEBRUARY 5, 1997
      As filed with the Securities and Exchange Commission
                       on February 5, 1997

                                                File No. 33-15867
                                                File No. 811-4273
================================================================

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                     ______________________

                            FORM N-1A
                     ______________________

                     REGISTRATION STATEMENT            [X]
                UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.         [ ]

                 Post-Effective Amendment No. 12       [X]

                               and

                     REGISTRATION STATEMENT            [X]
            UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 12               [X]

                    THE OMNI INVESTMENT FUND
       (Exact Name of Registrant as Specified in Charter)

    53 West Jackson Blvd., Suite 818, Chicago, Illinois 60604
            (Address of Principal Executive Offices)

                         (312) 922-0431
      (Registrant's Telephone Number, including Area Code)

                        ROBERT H. PERKINS
                    THE OMNI INVESTMENT FUND
                    53 West Jackson Boulevard
                            Suite 818
                     Chicago, Illinois 60604
             (Name and address of Agent for Service)
                  ____________________________

               It is proposed that this filing become effective:

          [ ]  Immediately upon filing pursuant to paragraph (b).

          [X]  On February 14, 1997 pursuant to paragraph (b).

          [ ]  60 days after filing pursuant to paragraph (a).

          [ ]  On (Date) pursuant to Paragraph (a)(1).

          [ ]  75 days after filing pursuant to paragraph (a)(2).

          [ ]  On (date) pursuant to paragraph (a)(2) of
               Rule 485.

          If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant has registered an indefinite number of shares, par value $0.01 per share, under the Securities Act of 1933. The Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, for the Registrant's fiscal year ended December 31, 1996, is anticipated to be filed with the Securities and Exchange Commission on or about February 28, 1997.

                    THE OMNI INVESTMENT FUND
           CROSS-REFERENCE SHEET PURSUANT TO RULE 481

I.   Berger Small Cap Value Fund Investor Shares

Item No. and Caption in Form N-1A                 Number of Section
_________________________________                 _________________

A.   Prospectus
     __________

     1.   Cover Page                              Cover Page
     2.   Synopsis                                Section 1
     3.   Condensed Financial Information         Section 2
     4.   General Description of Registrant       Sections 3, 4, 5 and 16
     5.   Management of the Fund                  Sections 6, 7 and 8
     5A.  Management's Discussion of Fund PerformanceIn Annual Report
     6.   Capital Stock and Other Securities      Sections 15, 16 and 17
     7.   Purchase of Securities Being Offered    Sections 8, 9, 10, 11,
                                                     13 and 14
     8.   Redemption or Repurchase                Section 12
     9.   Pending Legal Proceedings               Not Applicable

B.   Statement of Additional Information
     ___________________________________

     10.  Cover Page                              Cover Page
     11.  Table of Contents                       Table of  Contents
     12.  General Information and History         Section 14
     13.  Investment Objectives and Policies      Sections 1 and 2
     14.  Management of the Fund                  Section 3 and 4
     15.  Control Persons and Principal Holders ofSections 3 and 14
             Securities
     16.  Investment Advisory and Other Services  Sections 3, 4, 5 and 14
     17.  Brokerage Allocation and Other PracticesSections 1 and 6
     18.  Capital Stock and Other Securities      Section 14
     19.  Purchase, Redemption and Pricing of SecuritiesSections 7, 8, 10, 11
             Being Offered                           and 12
     20.  Tax Status                              Section 9
     21.  Underwriters                            Section 7
     22.  Calculations of Performance Data        Section 13
     23.  Financial Statements                    Financial Statements

                    THE OMNI INVESTMENT FUND
           CROSS-REFERENCE SHEET PURSUANT TO RULE 481

II.  Berger Small Cap Value Fund Institutional Shares

Item No. and Caption in Form N-1A                 Number of Section
_________________________________                 _________________

A.   Prospectus
     __________

     1.   Cover Page                              Cover Page
     2.   Synopsis                                Section 1
     3.   Condensed Financial Information         Section 2
     4.   General Description of Registrant       Sections 3, 4, 5 and 15
     5.   Management of the Fund                  Sections 6 and 7
     5A.  Management's Discussion of Fund PerformanceIn Annual Report
     6.   Capital Stock and Other Securities      Sections 14, 15 and 16
     7.   Purchase of Securities Being Offered    Sections 8, 9, 10, 12
                                                     and 13
     8.   Redemption or Repurchase                Section 11
     9.   Pending Legal Proceedings               Not Applicable

B.   Statement of Additional Information
     ___________________________________

     10.  Cover Page                              Cover Page
     11.  Table of Contents                       Table of Contents
     12.  General Information and History         Section 14
     13.  Investment Objectives and Policies      Sections 1 and 2
     14.  Management of the Fund                  Section 3 and 4
     15.  Control Persons and Principal Holders ofSections 3 and 14
             Securities
     16.  Investment Advisory and Other Services  Sections 3, 4, 5 and 14
     17.  Brokerage Allocation and Other PracticesSections 1 and 6
     18.  Capital Stock and Other Securities      Section 14
     19.  Purchase, Redemption and Pricing of SecuritiesSections 7, 8, 10, 11
             Being Offered                           and 12
     20.  Tax Status                              Section 9
     21.  Underwriters                            Section 5 and 14
     22.  Calculations of Performance Data        Section 13
     23.  Financial Statements                    Financial Statements

                        EXPLANATORY NOTE


     This amendment to the Registration Statement of The Omni
Investment Fund contains the following:

Two Prospectuses

     One for the Berger Small Cap Value Fund Investor Shares

     One for the Berger Small Cap Value Fund Institutional Shares


Two Statements of Additional Information

     One for the Berger Small Cap Value Fund Investor Shares

     One for the Berger Small Cap Value Fund Institutional Shares


One Part C

PROSPECTUS         BERGER SMALL CAP VALUE FUND
                         INVESTOR SHARES

     The BERGER SMALL CAP VALUE FUND (the "Fund") is a no-load, diversified mutual fund. The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of small companies that the Fund's investment sub-advisor believes are undervalued in the marketplace relative to their assets, earnings, cash flow or business franchise. Under normal circumstances, the Fund will invest at least 65% of its assets in common stocks of small companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described in this Prospectus, if the sub-advisor believes these are likely to be best suited at that time to achieve the Fund's objective. Current income is not an investment objective of the Fund and any income produced will be a by-product of the effort to achieve the Fund's objective.

     This Prospectus offers the class of shares of the Fund designated as Investor Shares. Investor Shares are available for sale to the general public, subject to the Fund's regular minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $50.

     The investment advisor and administrator of the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"). Day-to-day management of the Fund's investments is provided by Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), as the Fund's investment sub-advisor. The Fund is a series of Berger Omni Investment Trust, a Massachusetts business trust. Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund.

     This Prospectus concisely sets forth the information about the Investor Shares of the Fund that a prospective investor should consider before investing. Investors are advised to retain this Prospectus for future reference. Additional information about the Investor Shares of the Fund has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information for the Investor Shares, dated February 14, 1997, which is incorporated in its entirety by reference, is available upon request without charge by writing to the Fund at P.O. Box 5005, Denver, CO 80217, or by calling 1-800-333-1001. The Securities and Exchange Commission maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     Dated February 14, 1997

                        Table of Contents


Section                                                      Page
_______                                                      ____

1.  Fee Tables . . . . . . . . . . . . . . . . . . . . . . . .  1

2.  Condensed Financial Information. . . . . . . . . . . . . .  2

3.  Introduction . . . . . . . . . . . . . . . . . . . . . . .  4

4.  Investment Objectives and Policies and Risk Factors. . . .  4

5.  Portfolio Turnover . . . . . . . . . . . . . . . . . . . .  7

6.  Management and Investment Advice . . . . . . . . . . . . .  8

7.  Expenses of the Fund . . . . . . . . . . . . . . . . . . .  9

8.  Policies of the Fund to Promote Sales of Investor Shares   10

9.  How to Purchase Shares in the Fund . . . . . . . . . . . . 12

10.  How the Net Asset Value Is Determined . . . . . . . . . . 14

11.  Open Account System and Share Certificates. . . . . . . . 14

12.  How to Redeem or Sell Fund Shares . . . . . . . . . . . . 14

13.  Exchange Privilege and Systematic Withdrawal Plan . . . . 17

14.  Tax-Sheltered Retirement Plans. . . . . . . . . . . . . . 18

15.  Income Dividends, Capital Gains Distributions and Tax
Treatment. . . . . . . . . . . . . . . . . . . . . . . . . . . 19

16.  Additional Information. . . . . . . . . . . . . . . . . . 21

17.  Performance . . . . . . . . . . . . . . . . . . . . . . . 22

1.  FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

===============================================================
| Maximum Sales Load Imposed on Purchases              |   0% |
|-------------------------------------------------------------|
| Maximum Sales Load Imposed on Reinvested Dividends   |   0% |
|-------------------------------------------------------------|
| Deferred Sales Load                                  |   0% |
|-------------------------------------------------------------|
| Redemption Fees                                      |   0%*|
|-------------------------------------------------------------|
| Exchange Fee                                         |   0% |
===============================================================

* There will be a $10 wire service charge if redemption proceeds are requested by wire.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

===========================================================================
|                                |          |         |         |  TOTAL  |
|                                |INVESTMENT|         |         |  FUND   |
|                                | ADVISORY |         |  OTHER  |OPERATING|
|                                |   FEE    |12B-1 FEE|EXPENSES*| EXPENSES|
|-------------------------------------------------------------------------|
| Berger Small Cap Value Fund    |  0.90%   |   0.25% |   0.77% |  1.92%  |
|  - Investor Shares**           |          |         |         |         |
===========================================================================

* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

** Based on actual expenses for the Fund's only outstanding class of shares as of December 31, 1996, restated to reflect expenses borne by the Investor Shares.

                               EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

======================================================================
|                             | 1 Year | 3 Years | 5 Years | 10 Years|
----------------------------------------------------------------------
| Berger Small Cap Value Fund |  $20   |  $60    |  $104   |   $224  |
|  - Investor Shares          |        |         |         |         |
======================================================================

     THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.


     Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering Investor Shares. Simultaneously, other fee and service provider arrangements for the Fund were changed, including a reduction in the percentage upon which the advisory fee paid by the Fund is based from an annual rate of 1.00% to 0.90% of the Fund's average daily net assets. Accordingly, expenses in the tables above are not actual Investor Share expenses, but are based on actual expenses of the only class of shares outstanding for the fiscal year ended December 31, 1996, restated to reflect fees borne by the Investor Shares, as if such fees had been in effect during that year.

     As a result of the 12b-1 fee paid by the Investor Shares of the Fund, over time long-term shareholders of Investor Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc. The investment advisory fee for the Fund is higher than that paid by most other mutual funds.

     The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that a shareholder of Investor Shares of the Fund will bear directly or indirectly. The Fund's expenses are described in greater detail under "Management and Investment Advice," "Expenses of the Fund," and "Policies of the Fund to Promote Sales of Investor Shares."

2.   CONDENSED FINANCIAL INFORMATION

     On the following page is a table setting forth certain financial highlights for the Berger Small Cap Value Fund (formerly The Omni Investment Fund). The information provided for each of the eight fiscal years ended December 31, 1996, has been audited by Ernst & Young LLP, whose report thereon is incorporated by reference from the Fund's 1996 Annual Report into the Statement of Additional Information. The information provided in the table for the fiscal years ended December 31, 1988 and 1987, was audited by other independent accountants. The financial data below only cover periods prior to the Fund's adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares, which will cause the Fund's operating expense ratios after that date to be higher than in the past. The most recent Annual Report for the Fund, including additional performance information, may be obtained upon request and without charge by calling the Fund at 1-800-333-1001.



                         BERGER SMALL CAP VALUE FUND
                            FINANCIAL HIGHLIGHTS

                                                        For a share outstanding throughout the
                                                                year ended December 31

                                 1996    1995     1994    1993     1992    1991     1990     1989    1988     1987<F1>
                                 ----    ----     ----    ----     ----    ----     ----     ----    ----     ----

PER SHARE OPERATING
PERFORMANCE<F2>

NET ASSET VALUE AT BEGINNING OF
PERIOD                            $14.57 $12.75  $13.99   $13.39  $11.39   $ 9.23   $12.19  $11.21   $10.06   $11.33
                                   ----   -----   -----    -----   -----     ----    -----   -----    -----    -----
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

Net investment income (loss)         .12    0.09    (.01)     .03     .09      .14      .28      .23      .24      .21

Net realized and unrealized
gain (loss) on investments          3.62    3.23     .91     2.14    2.14     2.16    (2.95)    2.71     1.77     (.29)
                                   -----   -----   -----    -----   -----     ----    -----     ----    -----     -----

Total from investment
operations                          3.74    3.32     .90     2.17    2.23     2.30    (2.67)    2.94     2.01     (.08)
                                   -----   -----   -----    -----   -----     ----    -----     ----    -----     -----

DIVIDENDS

Dividends from net
investment income                   (.11)  (0.09)   0        (.03)   (.10)    (.14)    (.29)    (.22)   (.24)    (.20)

Dividends from net realized gain
on investments                     (1.72)  (1.41)  (2.14)   (1.54)   (.13)     0        0      (1.74)   (.62)    (.99)
                                   ------  -----   -----    -----   -----    -----    -----    ----    -----    -----

Total dividends                    (1.83)  (1.50)  (2.14)   (1.57)   (.23)    (.14)    (.29)   (1.96)   (.86)   (1.19)
                                   ------   ----    ----     ----    ----     ----     ----     ---     ----     ----

                                    -----   ----    ----     ----    ----     ----     ----     ---     ----     ----


NET ASSET VALUE AT END
OF PERIOD                         $16.48   $14.57  $12.75   $13.99  $13.39   $11.39   $ 9.23   $12.19  $11.21   $10.06
                                   =====    =====   =====    =====   =====    =====    =====    ====    =====    =====

TOTAL RETURN (%):                  25.58    26.07    6.74    16.25   19.59    25.01   (21.94)   26.44   20.09    (0.68)
                                   =====    =====   =====    =====   =====    =====    =====    =====   =====     ====

Ratios to average net assets (%)

   Expenses                        1.48     1.64    1.43     1.31    1.41     1.52     1.84     1.78    1.44     1.69<F3>

   Net investment income (loss)     .69     0.64    (.04)     .18     .73     1.24     2.34     1.85    2.33     1.87<F3>

Portfolio turnover rate (%)          69       90     125      108     105      130      146      118     103      189

Average commission rate           .1015      N/A     N/A      N/A     N/A      N/A      N/A      N/A     N/A       N/A

Total net assets at end of
period (in thousands)             36,041   31,833  18,270   16,309  14,007   11,940    9,839   13,576   9,976    6,748

--------------------

<F1> Covers the period from February 1, 1987, to December 31, 1987.  Effective October 20, 1987, the Fund became publicly registered under the Investment Company Act of 1940.  Prior thereto, its shares were not publicly offered.
<F2> All per share amounts prior to December 31, 1994 have been adjusted for a 10 for 1 share split which occurred
     September 30, 1994.
<F3> Annualized.



3.  INTRODUCTION

     The Berger Small Cap Value Fund is a mutual fund or, to use the technical name, a diversified open-end, management investment company. The Fund is a "no-load" fund, meaning that a buyer pays no commissions or sales load when buying shares of the Fund, although the Investor Shares of the Fund pay certain costs of distributing those shares.
See "Policies of the Fund to Promote Sales of Investor Shares."

4.  INVESTMENT OBJECTIVES AND POLICIES AND RISK FACTORS

     The investment objective of the Fund is capital appreciation.
The Fund seeks to achieve this objective by investing primarily in common stocks of small companies that the Fund's Sub-Advisor believes are undervalued in the marketplace relative to their assets, earnings, cash flow or business franchise. Under normal circumstances, the Fund will invest at least 65% of its assets in common stocks of small companies with market capitalizations of less than $1 billion at the time of initial purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The balance of the Fund may be invested in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described on the following pages, if the Sub-Advisor believes these are likely to be best suited at that time to achieve the Fund's objective. Current income is not an investment objective of the Fund and any income produced will be a by-product of the effort to achieve the Fund's objective.

     In selecting stocks for the Fund's portfolio, the Sub-Advisor will seek out companies whose current stock price appears undervalued in the marketplace, which may include companies with relatively low price-to-book value ratios or low price-to-earnings multiples, or companies which, in the view of the Sub-Advisor, have significant growth potential and are out-of-favor with or have not yet been discovered by the broader investment community. The Sub-Advisor strives to identify industries that operate in a favorable competitive and regulatory environment and companies within these industries that exhibit growth characteristics. Attention is placed on companies which have products or services, management or other advantages over their competitors, with a strong emphasis on companies with a quality balance sheet and the potential ability to generate earnings and cash flow, and which tend to reinvest their income instead of declaring cash dividends.

     The Sub-Advisor's philosophy is to weigh downside risk before considering upside potential. Accordingly, the Sub-Advisor will focus on capital preservation, as opposed to the often temporary rewards of participating in passing market trends, desiring not only to outperform broad market averages in bull markets, but to outperform these averages during periods of decline.

     The Fund's investment objective is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized. Since the shares of the Fund primarily represent an investment in common stocks, investors should realize that the net asset value of the Fund will reflect changes in the market value of the securities held in the Fund's portfolio, and the value of a Fund share will therefore go up and down. Investments in the types of companies sought by the Fund may involve greater risks and volatility than more traditional equity investments due to some of these companies potentially having limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. For this reason, the Fund is not intended as a complete or balanced investment vehicle but rather as an investment for persons who are in a financial position to assume greater risk and share price volatility over time. Realizing the full potential of these types of companies frequently takes time. As a result, the Fund should be considered as a long-term investment vehicle.

     The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without limit when the Sub-Advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for the Fund to achieve its investment objective. The following is additional information about some of the other specific types of securities and other instruments in which the Fund may invest:

     SECURITIES OF SMALLER COMPANIES. The Fund will invest in securities of companies with small market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     SPECIAL SITUATIONS. The Fund may also invest in special situations, that is, in common stocks of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. Examples of special situations are companies being reorganized or merged, companies having unusual new products, or which enjoy particular tax advantages, or companies that are run by new management or may be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these issuers and their circumstances. In addition, stocks of companies in special situations may be more volatile, since the market value of these stocks may decline if an anticipated event or benefit does not materialize.


     UNSEASONED ISSUERS. The Fund may invest to a limited degree in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies. The Fund may invest up to 5% of its total assets in securities of unseasoned issuers.

     FOREIGN SECURITIES. The Fund may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Securities of some foreign companies, particularly those of developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. Delays may be encountered in settling certain foreign securities transactions and the Fund will incur costs in converting foreign currencies into U.S. dollars. The Fund will consider the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of an investment in that country's securities markets in selecting investments in foreign securities.

     HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of put and call options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may, for example, partially protect the Fund from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. The following is a summary of the options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time of purchase may be utilized as premiums for options.


     An option gives the holder the right, but not the obligation, to purchase or sell something (such as a security) at a specified price at any time until the expiration date. An option on a securities index is similar, except that upon exercise, settlement is made in cash rather than in specific securities. The Fund may only write call options (that is, issue options that obligate the Fund to deliver if the option is exercised by the holder) that are "covered" and only up to 10% of the Fund's net assets. A call option is considered "covered" if the Fund already owns the security on which the option is written or, in the case of an option written on a securities index, if the Fund owns a portfolio of securities believed likely to substantially replicate movement of the index.

     Use of call options written by the Fund involves the potential for a loss that may exceed the premium received for the option. However, the Fund will be permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific security. To help ensure that the Fund will be able to meet its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

     The principal risks of the Fund utilizing options are:
(a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of options and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities; and (e) possible need to defer closing out certain options contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Additional detail concerning the Fund's use of options and the risks of such investments can be found in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

          The Fund has adopted a number of other restrictions on its investments and other activities that may not be changed without shareholder approval. For example, as to 75% of its total assets, the Fund may not purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of the Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities of such issuer. In addition, the Fund may


invest no more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies.

          The investment restrictions described above and in the Statement of Additional Information that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's net asset value. Additional investment restrictions are described in the Statement of Additional Information.

5.  PORTFOLIO TURNOVER

          The Fund intends to purchase and hold common stocks for capital appreciation. Changes in the portfolio will be made, however, whenever the Fund's Sub-Advisor believes they are advisable, either as a result of common stocks having reached a price objective or by reason of developments not foreseen at the time of the investment decision, such as changes in the economics of an industry or a particular company. These investment changes will usually be made without reference to the length of time a security has been held, and there may, therefore, be a significant number of short-term transactions. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management. The annual portfolio turnover rate of the Fund may at times exceed 100%. An annual turnover rate of 100% or more would be higher than that of most other funds. Increased portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Fund and may result in the acceleration of net taxable gains. The portfolio turnover rate is shown in the Financial Highlights table on page 3.

8.  MANAGEMENT AND INVESTMENT ADVICE

          The trustees of the Fund are responsible for major decisions relating to the Fund's policies and objective. They also oversee the operation of the Fund by its officers and review the investment performance of the Fund on a regular basis.

THE ADVISOR

          The investment advisor to the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates became the Fund's investment advisor on February 14, 1997, following shareholder approval of a new Investment Advisory Agreement between the Fund and the Advisor. The Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Advisor is permitted to engage a sub-advisor for the Fund. The


Advisor also acts as the Fund's administrator and is responsible for such functions as monitoring the Fund's compliance with all applicable federal and state laws.

          The Advisor has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds, pension and profit-sharing plans, and institutional and private investors, and had assets under management of more than $3.6 billion as of September 30, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of the Advisor. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent.

THE SUB-ADVISOR

          Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-advisor. The Sub-Advisor was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The Sub-Advisor is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment advisor with the Securities and Exchange Commission.

          PWM was the Fund's investment advisor from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

          Robert H. Perkins is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio.
Mr. Perkins has held such responsibility and has been employed by the Sub-Advisor since the Fund commenced operations in 1985. Mr. Perkins owns 49% of the Sub-Advisor's outstanding common stock and serves as Secretary and a director of the Sub-Advisor. Gregory E. Wolf owns 20% of the Sub-Advisor's outstanding common stock and serves as President and a director of the Sub-Advisor.

ADVISORY FEES

          Under the Investment Advisory Agreement for the Fund, the Advisor is compensated for its services to the Fund by the payment of a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Fund pays no fees directly to the Sub-Advisor. The Sub-Advisor receives from the Advisor a fee at the annual rate of 0.90% of the first $75


million of average daily net assets of the Fund, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million.

7.  EXPENSES OF THE FUND

          The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent to calculate the daily net asset value of the Fund and to perform certain accounting and recordkeeping functions required by the Fund. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted above, approximately 41% of the outstanding shares of DST are owned by KCSI.

          For custodian, recordkeeping and pricing services, the Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. The Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Fund to IFTC and in turn passed through to DST as sub-agent. In addition, the Fund reimburses IFTC and DST for certain out-of-pocket expenses.

          The Fund and/or Berger Associates may enter into arrangements with certain organizations (broker-dealers, recordkeepers and administrators) to provide sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services to investors purchasing shares of the Fund through investment programs or pension plans established or serviced by those organizations. The Fund and/or Berger Associates may pay fees to these organizations for their services. Any such fees paid by the Fund will be for services that otherwise would be provided or paid for by the Fund if all the investors who own Fund shares through these organizations were registered record holders of shares in the Fund.

          The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.

          In addition, under a separate Administrative Services Agreement with the Fund, Berger Associates performs certain administrative and recordkeeping services not performed by other service providers, including compliance monitoring and the preparation of financial statements and reports to be filed with regulatory authorities. The Fund pays Berger Associates a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. The Fund also incurs other expenses, including accounting, administrative and legal expenses.


DISTRIBUTOR

          The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing Investor Shares. See "Policies of the Fund to Promote Sales of Investor Shares" below. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Fund are officers or directors of the Distributor.

8.  POLICIES OF THE FUND TO PROMOTE SALES OF INVESTOR SHARES

          The Fund has adopted a 12b-1 plan (the "Plan") for the Investor Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain costs for the distribution of Investor Shares. The Plan provides for the payment to Berger Associates of a 12b-1 fee of .25 of 1% (0.25%) per annum of the Fund's average daily net assets attributable to Investor Shares to finance activities primarily intended to result in the sale of Investor Shares.

          The expenses paid by Berger Associates may include, but are not limited to, payments made to, and costs incurred by, the Fund's principal underwriter in connection with the distribution of Investor Shares, including payments made to and expenses of officers and registered representatives of the Distributor; payments made to and expenses of other persons (including employees of Berger Associates) who are engaged in, or provide support services in connection with, the distribution of Investor Shares, such as answering routine telephone inquiries and processing shareholder requests for information; compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) paid to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of Investor Shares, including services to holders of Investor Shares and prospective investors; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of Investor Shares; costs involved in preparing, printing and distributing sales literature for Investor Shares; costs involved in obtaining whatever information, analyses and reports with respect to market and promotional activities on behalf of the Fund relating to the Investor Shares that Berger Associates deems advisable; and such other costs relating to the Investor Shares as the Trust may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Investor Shares. Such 12b-1 fee payments are to be made by the Fund to Berger Associates with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Berger Associates in such year; that is, if the distribution expenditures incurred by Berger Associates are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by Berger Associates, and if the distribution expenditures incurred by Berger Associates are more


than the total of such payments, the excess is not to be reimbursed to Berger Associates by the Fund. Payments made pursuant to the Plan are imposed only against the assets of the Fund attributable to the Investor Shares.

          From time to time the Fund may engage in activities which jointly promote the sale of the Investor Shares and other funds that are or may in the future be advised or administered by Berger Associates, which costs are not readily identifiable as related to any one fund. In such cases, Berger Associates allocates the cost of the activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the trustees.

          The current 12b-1 Plan will continue in effect until the end of April 1997, and from year to year thereafter if approved at least annually by the Fund's trustees and those trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plan may not be amended to increase materially the amount to be spent on distribution of Investor Shares without shareholder approval.

          The trustees of the Fund have authorized Berger Associates to consider sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, Berger Associates will seek the best execution of each transaction.

9.  HOW TO PURCHASE SHARES IN THE FUND

          (i) Minimum Initial Investment -- $2,000.00. To purchase shares in the Fund, simply complete the application form enclosed with this Prospectus. Then mail it along with a check made payable to "Berger Funds" in care of DST Systems, Inc., the Fund's sub-transfer agent, as follows:

          Berger Funds
          c/o DST Systems, Inc.
          P.O. Box 419958
          Kansas City, MO  64141

A confirmation indicating the details of the transaction will be sent to you promptly. Unless you specify full shares only, the purchase will be made in full and fractional shares calculated to three decimal places.

          In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent


investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases shares directly from the Fund as described above.

          The Fund will, at its discretion, accept orders transmitted by these organizations although not accompanied by payment for the shares being purchased. Payment must be received by the Fund within three business days after acceptance of the order. The price at which a purchase will be effected is based on the next calculation of net asset value after the order is received by the Fund's transfer agent, sub-transfer agent or any other authorized agent of the Fund.

          (ii)  Minimum Subsequent Investments -- $50.00.
Shareholders may, at any time, purchase additional shares subject to a minimum investment of $50.00. A check made payable to "Berger Funds" in the amount to be invested, should be sent to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. Please be sure to give your name and account number. You will receive a confirmation of every transaction.

          (iii)  Automatic Investment Plan.  By completing the
Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of shares on or about the 5th or 20th day of each month.
Automatic investments are subject to the minimum initial investment of $2,000, a minimum investment of $50.00 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

          (iv) Telephone and On-line Investments. The Fund will, at its discretion, accept purchase orders from existing shareholders by telephone, or via their personal computer, through on-line service providers or other on-line access points approved by the Fund, although not accompanied by payment for the shares being purchased.
To receive the net asset value for a specific day, a telephone or on-line purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered on-line must be made by electronic funds transfer. Payment for shares ordered by telephone must be received by the Fund's transfer agent within three business days after acceptance of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by electronic funds transfer. Shareholders may also remit payment by wire or by overnight delivery. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone and on-line purchase orders may not exceed four times the value of an account on the date the order is placed (shares previously purchased by telephone or on-line are included in computing such value only if payment has been received). See "How to Redeem or Sell Fund Shares - Telephone and On-line Redemptions" for procedures for telephone transactions.


          (v) Payment and Terms of Offering. Payment for shares purchased should be made by check or money order drawn on a United States bank and made payable to the Berger Funds. Checks not made payable to the Berger Funds, the account registrant, transfer agent or retirement account custodian will not be accepted. Alternatively, payment for shares purchased by telephone may be made by wire or electronic funds transfer from the investor's bank to DST Systems, Inc. Shares purchased on-line must be paid for by electronic funds transfer. Please call 1-800-551-5849 for current wire or electronic funds transfer instructions. The Fund will not accept purchases by cash or credit card or checks drawn on foreign banks unless provision is made for payment through a U.S. bank in U.S. dollars.

          The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of the Fund. The Fund also reserves the right at any time to waive the minimum investment requirements applicable to initial or subsequent investments or to increase minimum investment or account balance requirements following notice. No application to purchase shares is binding on the Fund until accepted in writing.

10.  HOW THE NET ASSET VALUE IS DETERMINED

          The price of the Fund's Investor Shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the
"Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

          The per share net asset value of the Investor Shares is determined by dividing the Investor Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Investor Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Investor Shares, by the total number of Investor Shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of an Investor Share are the same and will be equal to the next calculated net asset value of an Investor Share.

11.  OPEN ACCOUNT SYSTEM AND SHARE CERTIFICATES

          Unless otherwise directed, all investor accounts are maintained on a book-entry basis. Share certificates will not be issued unless requested by the shareholder. Shares purchased by dividend reinvestment or under an Automatic Investment Plan, and shares


redeemed under a Systematic Withdrawal Plan, will be confirmed after the end of each calendar quarter. Following any other investment or redemption, the investor will receive a printed confirmation indicating the dollar amount of the transaction, the per share price of the transaction and the number of shares purchased or redeemed.

12.  HOW TO REDEEM OR SELL FUND SHARES

          (i) Share Redemptions by Mail. The Fund will buy back (redeem), at current net asset value, all shares offered for redemption. The redemption price of shares tendered for redemption will be the net asset value next determined after receipt of all required documents by the Fund's transfer agent, sub-transfer agent or other authorized agent of the Fund. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. Shareholders who purchased their shares directly from the Fund may redeem all or part of their shares in the Fund by sending a written request to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. The written request for redemption must be signed by each registered owner exactly as the shares are registered and must clearly identify the account and the number of shares or the dollar amount to be redeemed. If a share certificate has been issued, the certificate, properly endorsed by the registered owner, must be submitted with the written redemption request.

          The signatures of the redeeming shareholders must be guaranteed by a national or state bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers
(NASD), a credit union, a federal savings and loan association or another eligible guarantor institution if the redemption: exceeds $100,000; is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; or is being mailed to an address other than the one on record. A notary public is not an acceptable guarantor. The Fund also reserves the right to require a signature guarantee under other circumstances. The signature guarantees must appear, together with the signatures of the registered owners, (i) on the written request for redemption which clearly identifies the account and the number of shares to be redeemed, (ii) on a separate instrument of assignment ("stock power") which may be obtained from a bank or broker, or (iii) on any share certificates tendered for redemption. The use of signature guarantees is intended to protect the shareholder and the Fund from a possibly fraudulent application for redemption.

          Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. If there is doubt as to what additional documents are required, please write the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call DST at 1-800-551-5849.

          (ii) Telephone and On-line Redemptions. All shareholders have Telephone and On-line Transaction Privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Berger Funds,

c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. Shareholders may redeem shares by telephone or, via their personal computer, through on-line service providers or other on-line access points approved by the Fund. The telephone and on-line redemption option is not available for shares held in retirement accounts sponsored by the Fund. Telephone redemption requests may be made by calling DST Systems, Inc., at 1-800-551-5849. To receive the net asset value for a specific day, a redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, certain requests must be in writing and the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone or on-line, if the redemption: exceeds $100,000; is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; is being mailed to an address other than the one on record; or the shares are represented by share certificates issued to the shareholder.

          All telephone and on-line transactions are recorded and written confirmations indicating the details of all telephone and on-line transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone or on-line transaction, the shareholder placing the order may be required to provide certain identifying information. A shareholder electing to communicate instructions by telephone or on-line may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent or investment advisor assume responsibility for the authenticity of instructions communicated by telephone or on-line which are reasonably believed to be genuine and which comply with the foregoing procedures. The Fund, and/or its transfer agent, may be liable for losses resulting from unauthorized or fraudulent telephone or on-line instructions in the event these procedures are not followed.

          In times of extreme economic or market conditions, redeeming shares by telephone or on-line may be difficult. The Fund may terminate or modify the procedures concerning the telephone or on-line redemption and wire transfer services at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. Berger Associates may, at its own risk, waive certain of these redemption requirements.

          (iii) Payment for Redeemed Shares. Payment for shares redeemed upon written request will be made by check and generally will be mailed within three business days after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone or on-line will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within three business days following the date of the request for redemption.

          A shareholder may request that payment for redeemed shares of the Fund be made by wire or electronic funds transfer.
Shareholders may elect to use these services on the account application or by providing the Fund with a signature guaranteed letter requesting these services

and designating the bank to receive all wire or electronic funds transfers. A shareholder may change the predesignated bank of record by providing the Fund with written, signature guaranteed instructions. Wire and electronic funds transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer generally will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. There is a $10 fee for each wire payment for shares redeemed by the Fund. Redemption proceeds paid by electronic funds transfer will be electronically transmitted to the shareholder's predesignated bank account on the second business day after receipt of the shareholder's redemption request. There is no fee for electronic funds transfer of proceeds from the redemption of Fund shares.

          A shareholder may also request that payment for redeemed shares of a Cash Account Trust portfolio be made by wire or electronic funds transfer and should review the Cash Account Trust portfolio prospectus for procedures and charges applicable to redemptions by wire and electronic funds transfers. See below under "Exchange Privilege and Systematic Withdrawal Plan" for more information concerning the Cash Account Trust portfolios.

          Shareholders may encounter delays in redeeming shares purchased by check (other than cashier's or certified checks), electronic funds transfer or through the Automatic Investment Program if the redemption request is made within 15 days after the date of purchase. In those situations, the redemption check will be mailed within 15 days after the transfer agent's receipt of the purchase instrument, provided that it has not been dishonored or cancelled during that time. The foregoing policy is to ensure that all payments for the shares being redeemed have been honored. In addition to the foregoing restrictions, no redemption payment can be made for shares which have been purchased by telephone or on-line order until full payment for the shares has been received. In any event, valid redemption requests concerning shares for which full payment has been made will be priced at the net asset value next determined after receipt of the request.

          (iv) Redemptions by the Fund. As a means of reducing its expenses, the Fund is authorized to redeem involuntarily all shares held in accounts with a value of less than $2,000. Such redemptions will be permitted only when the account is reduced below the minimum value by redemption, and not by declines in per share net asset value. As a result, accounts established with the applicable minimum investment might be subject to redemption after only a small redemption has been made by the shareholder. At least 60 days' written notice will be given to a shareholder before such an account is redeemed. During that time, the shareholder may add sufficient funds to the account. If such amount is not added to the account, the shares will be redeemed, at the per share net asset value next determined after the 60th day following the notice. A check for the proceeds will be sent to the shareholder unless a share certificate has been issued, in which case payment will be made upon surrender of the certificate.


13.  EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

          (i) Exchanges. By telephoning the Fund at 1-800-551-5849, or writing to the Fund at P.O. Box 419958, Kansas City, MO 64141, or, via their personal computer through on-line service providers or other on-line access points approved by the Fund, any shareholder may exchange, without charge, any or all of the shareholder's shares in the Fund for shares of any of the other publicly available Berger Funds, or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust (the "CAT Portfolios"), separately managed, unaffiliated money market funds. Exchanges may be made only if the Berger Fund or CAT Portfolio with which you wish to exchange your shares is eligible for sale in your state of residence. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Berger Funds or Berger Associates. Berger Associates is compensated for administrative services it performs with respect to the CAT Portfolios.

          It is your responsibility to obtain and read a prospectus of the Berger Fund or CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the Berger Fund or CAT Portfolio being purchased. You may make up to four exchanges out of the Fund during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fund's administrative expenses. There currently is no limit on exchanges out of the three CAT Portfolios. In times of extreme economic or market conditions, exchanging Fund or CAT Portfolio shares by telephone or on-line may be difficult. See "How to Redeem or Sell Fund Shares - Telephone and On-line Redemptions" for procedures for telephone and on-line transactions.

          Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter, call or on-line order must be received before that day's close of the New York Stock Exchange. A day or more delay may be experienced prior to the investment of the redemption proceeds into a CAT Portfolio. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

          All exchanges are subject to the minimum and subsequent investment requirements of the fund or CAT Portfolio into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund nor the CAT Portfolios, or their transfer agents or advisors assume responsibility for the authenticity of exchange instructions communicated in writing or by telephone or on-line which are believed to be genuine. See "How to Redeem or Sell Fund Shares - Telephone and On-line Redemptions" for procedures for telephone and on-line transactions. All shareholders have Telephone and On-line Transaction Privileges to authorize exchanges unless they specifically decline this service


on the account application or by writing to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141.

          (ii) Systematic Withdrawal Plan. A shareholder who owns shares of the Fund worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum, minimum of $50, will be paid to the shareholder monthly, quarterly, semiannually or annually. You will receive confirmation of systematic withdrawals after the end of each calendar quarter.

          For more information regarding the Systematic Withdrawal Plan and forms to open such accounts, please write to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-551-5849.

14.  TAX-SHELTERED RETIREMENT PLANS

          The Fund offers several tax-qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis.

          The Fund offers both a profit-sharing plan and a money purchase pension plan for employers and self-employed persons. Contributions to these plans are tax-deductible and earnings are tax-exempt until distributed. Under the profit-sharing plan, the employer or self-employed person can adjust their contributions from year to year. Under the money purchase pension plan, the employer or self-employed person must commit to a contribution each year. When these plans are adopted by self-employed persons, they are sometimes referred to as Keogh or HR 10 plans.

          The Fund also offers an Individual Retirement Account ("IRA"). Individuals who have compensation, but who are either not covered by existing qualified retirement plans and do not have spouses covered by such plans, or do not have incomes which exceed certain amounts, may contribute tax-deductible dollars to an IRA. Individuals who are covered by existing retirement plans or have spouses covered by such plans, and whose incomes exceed the applicable amounts, are not permitted to deduct their IRA contributions for Federal income tax purposes. However, whether an individual's contributions are deductible or not, the earnings on his or her IRA are not taxed until the account is distributed.

          The Fund also offers a 403(b) Custodial Account. Employees of certain tax-exempt organizations and public schools may contribute tax-deductible dollars to these accounts, on which earnings are tax-exempt until distributed.

          In order to receive the necessary materials to create a profit-sharing or money purchase pension plan account, an IRA account or a 403(b) Custodial Account, please write to the Fund, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-800-


333-1001. Trustees for existing 401(k) or other plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Fund at 1-800-333-1001.

15.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

          The Fund intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

          The Fund has elected and intends to maintain its qualification to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If it so qualifies and meets certain minimum distribution requirements, the Fund generally will not be liable for Federal income tax on the amount of its earnings that are timely distributed. If the Fund distributes annually less than 98% of its income and gain, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.

          All dividends and capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the net asset value on the ex-dividend date unless an investor specifically requests that either dividends or distributions, or both, be paid in cash. The election to receive dividends or distributions in cash or to reinvest them in Fund shares may be changed by calling the Berger Funds at 1-800-551-5849 or by written request to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, and must be received at least ten days prior to the record date of any dividend or capital gains distribution.

          The Fund will inform its shareholders of the amount and nature of such income or gains resulting from their investment in the Fund. Dividends declared and payable to shareholders of record on a specified date in December will be deemed to have been received by shareholders on December 31 for tax purposes if paid during January the following year. Dividends paid by the Fund from net investment income and distributions from net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. Any loss on the redemption or other sale or exchange of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. A portion of the dividends (but not capital gains distributions) paid by the Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Fund's income consists of dividends paid by United States corporations. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by the Fund.


          At certain levels of taxable income, the Internal Revenue Code provides a preferential tax rate for long-term capital gains. Long-term capital gains of taxpayers other than corporations are taxed at a 28% maximum rate, whereas ordinary income is taxed at a 39.6% maximum rate. Capital losses continue to be deductible only against capital gains plus (in the case of taxpayers other than corporations) $3,000 of ordinary income annually ($1,500 for married individuals filing separately).

          Some shareholders may be subject to 31% "backup withholding" on dividends, capital gains distributions and redemption payments made by the Fund. Backup withholding generally will apply to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

          The foregoing is only a brief summary of the Federal income tax considerations affecting the Fund and its shareholders.
Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situation.

16.  ADDITIONAL INFORMATION

          Today, the Fund is a series of a Massachusetts business trust (the "Trust") organized on April 20, 1990. The Fund was initially organized in November 1984 as a Delaware corporation, and operated as a private investment fund from February 14, 1985, to October 20, 1987, when it was registered as an investment company under the Investment Company Act of 1940 and its initial registration statement under the Securities Act of 1933 became effective. On
May 18, 1990, the Fund as a series of the Trust assumed all of the assets and liabilities of the predecessor Delaware corporation. All references in this Prospectus to the Fund and all financial and other information about the Fund prior to May 18, 1990, are to the Fund as a Delaware corporation, and all references after May 18, 1990, are to the Fund as a series of the Trust. Prior to February 14, 1997, when the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund, the Fund and the Trust were known as The Omni Investment Fund.

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is the only series established under the Trust, although others may be added in the future. Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. Currently, the Fund offers two classes of shares by separate prospectuses. The Investor Shares offered in this Prospectus are available to the general public, subject to the Fund's regular minimum investment requirements as specified above under "How to Purchase Shares in the Fund." A second class of shares, Institutional Shares, are offered through a separate prospectus and are designed for institutional, individual and other investors willing to maintain a high minimum account balance, currently set at $100,000. Because each class of shares of the Fund is subject to different expenses, the



performance of, and any dividend or other distribution made to, each class of shares will differ. For additional information about the other class of shares offered by the Fund, please call the Berger
Funds at 1-800-706-0539.

          Shareholders owning a particular series or class of shares of the Fund will vote separately on matters relating to that series or class, although they will vote together and along with the shareholders of other series and classes of the Fund in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

          The Fund's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc., as sub-agent to provide transfer agency and dividend disbursing services for the Fund. Accordingly, the address and telephone number for DST Systems, Inc., set forth in this Prospectus should be used for correspondence with the Fund's transfer agent.

17.  PERFORMANCE

          From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Russell 2000 Value Index, the Standard & Poor's 600 Small Cap Index, the Standard & Poor's/BARRA Value Index or the Nasdaq Composite Index, or more narrowly-based indices which reflect the market sectors in which the Fund invests.

          The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.


          The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

          Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering Investor Shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares, which might adversely affect performance results for periods after that date. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

          Any performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Shareholders with questions should write to the Berger
Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-333-1001.

PROSPECTUS            BERGER SMALL CAP VALUE FUND
                         INSTITUTIONAL SHARES

          The BERGER SMALL CAP VALUE FUND (the "Fund") is a no-load, diversified mutual fund. The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of small companies that the Fund's investment sub-advisor believes are undervalued in the marketplace relative to their assets, earnings, cash flow or business franchise. Under normal circumstances, the Fund will invest at least 65% of its assets in common stocks of small companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described in this Prospectus, if the sub-advisor believes these are likely to be best suited at that time to achieve the Fund's objective. Current income is not an investment objective of the Fund and any income produced will be a by-product of the effort to achieve the Fund's objective.

          This Prospectus offers the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customer's investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.

          The investment advisor and administrator of the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"). Day-to-day management of the Fund's investments is provided by Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), as the Fund's investment sub-advisor. The Fund is a series of Berger Omni Investment Trust, a Massachusetts business trust. Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund.

          This Prospectus concisely sets forth the information about the Institutional Shares of the Fund that a prospective investor should consider before investing. Investors are advised to retain this Prospectus for future reference. Additional information about the Institutional Shares of the Fund has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information for the Institutional Shares, dated February 14, 1997, which is incorporated in its entirety by reference, is available upon request without charge by writing to the Fund at P.O. Box 5005, Denver, CO 80217, or by calling 1-800-706-0539.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        DATED FEBRUARY 14, 1997
                           Table of Contents


Section                                                           Page
------                                                            ----

1.  Fee Tables . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.  Condensed Financial Information. . . . . . . . . . . . . . . .   2

3.  Introduction . . . . . . . . . . . . . . . . . . . . . . . . .   4

4.  Investment Objectives and Policies and Risk Factors. . . . . .   4

5.  Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . .   7

6.  Management and Investment Advice . . . . . . . . . . . . . . .   8

7.  Expenses of the Fund . . . . . . . . . . . . . . . . . . . . .   9

8.  Purchase of Shares in the Fund . . . . . . . . . . . . . . . .  11

9.  Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . .  13

10.  Open Account System and Share Certificates. . . . . . . . . .  13

11.  Redemption of Fund Shares . . . . . . . . . . . . . . . . . .  13

12.  Exchange Privilege. . . . . . . . . . . . . . . . . . . . . .  16

13.  Plans and Programs. . . . . . . . . . . . . . . . . . . . . .  17

14.  Income Dividends, Capital Gains Distributions and Tax Treatment
18

15.  Additional Information. . . . . . . . . . . . . . . . . . . .  19

16.  Performance . . . . . . . . . . . . . . . . . . . . . . . . .  20

1.   FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

===============================================================
| Maximum Sales Load Imposed on Purchases              |   0% |
|-------------------------------------------------------------|
| Maximum Sales Load Imposed on Reinvested Dividends   |   0% |
|-------------------------------------------------------------|
| Deferred Sales Load                                  |   0% |
|-------------------------------------------------------------|
| Redemption Fees                                      |   0% |
|-------------------------------------------------------------|
| Exchange Fee                                         |   0% |
===============================================================

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

======================================================================
|                              |             |           |   TOTAL   |
|                              | INVESTMENT  |           |   FUND    |
|                              |  ADVISORY   |   OTHER   | OPERATING |
|                              |     FEE     | EXPENSES* | EXPENSES  |
|--------------------------------------------------------------------|
| Berger Small Cap Value Fund  |    0.90%    |    0.37%  |  1.27%    |
|  - Institutional Shares**    |             |           |           |
======================================================================

* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

** Based on actual expenses for the Fund's only outstanding class of shares as of December 31, 1996, restated to reflect expenses borne by the Institutional Shares.

                               EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

======================================================================
|                             | 1 Year | 3 Years | 5 Years | 10 Years|
----------------------------------------------------------------------
| Berger Small Cap Value Fund |  $13   |  $40    |  $70    |   $153  |
|  - Institutional Shares     |        |         |         |         |
======================================================================

          THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

          Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering a separate class of shares designated as Investor Shares. Simultaneously, other fee and service provider arrangements for the Fund were changed, including a reduction in the percentage upon which the advisory fee paid by the Fund is based from an annual rate of 1.00% to 0.90% of the Fund's average daily net assets. Accordingly, expenses in the tables above are not actual Institutional Share expenses, but are based on actual expenses of the only class of shares outstanding for the fiscal year ended December 31, 1996, restated to reflect fees borne by the Institutional Shares, as if such fees had been in effect during that year.

          The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear directly or indirectly. The investment advisory fee for the Fund is higher than that paid by most other mutual funds. The Fund's expenses are described in greater detail under "Management and Investment Advice," and "Expenses of the Fund."

2.  CONDENSED FINANCIAL INFORMATION

          On the following page is a table setting forth certain financial highlights for the Berger Small Cap Value Fund (formerly The Omni Investment Fund). The information provided for each of the eight fiscal years ended December 31, 1996, has been audited by Ernst & Young LLP, whose report thereon is incorporated by reference from the Fund's 1996 Annual Report into the Statement of Additional Information. The information provided in the table for the fiscal years ended December 31, 1988 and 1987, was audited by other independent accountants. The financial data below only cover periods prior to the Fund's adoption of class designations on February 14, 1997, when all of the Fund's then-existing shares were designated as Institutional Shares. The most recent Annual Report for the Fund, including additional performance information, may be obtained upon request and without charge by calling the Fund at 1-800-706-0539.



                         BERGER SMALL CAP VALUE FUND
                            FINANCIAL HIGHLIGHTS

                                                       For a share outstanding throughout the
                                                               year ended December 31

                                 1996    1995     1994    1993     1992    1991     1990     1989    1988     1987<F1>
                                 ----    ----     ----    ----     ----    ----     ----     ----    ----     ----

PER SHARE OPERATING
PERFORMANCE<F2>

NET ASSET VALUE AT BEGINNING OF
PERIOD                           $14.57   $12.75  $13.99   $13.39  $11.39   $ 9.23   $12.19   $11.21  $10.06   $11.33
                                  -----    -----   -----    -----   -----     ----    -----    ----    -----    -----
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

Net investment income (loss)        .12     0.09    (.01)     .03     .09      .14      .28      .23     .24      .21

Net realized and unrealized
gain (loss) on investments         3.62     3.23     .91     2.14    2.14     2.16    (2.95)    2.71    1.77     (.29)
                                   ----    -----   -----    -----   -----     ----    -----     ----    -----    -----

Total from investment
operations                         3.74     3.32     .90     2.17    2.23     2.30    (2.67)    2.94    2.01     (.08)
                                   ----    -----   -----    -----   -----     ----    -----     ----    -----    -----

DIVIDENDS

Dividends from net
investment income                  (.11)   (0.09)   0        (.03)   (.10)    (.14)    (.29)    (.22)   (.24)    (.20)

Dividends from net realized gain
on investments                    (1.72)   (1.41)  (2.14)   (1.54)   (.13)     0        0      (1.74)   (.62)    (.99)
                                   ----    -----   -----    -----   -----    -----    -----    ----    -----    -----

Total dividends                   (1.83)   (1.50)  (2.14)   (1.57)   (.23)    (.14)    (.29)   (1.9)    (.86)   (1.19)
                                   ----     ----    ----     ----    ----     ----     ----     ---     ----     ----

                                   ----     ----    ----     ----    ----     ----     ----     ---     ----     ----


NET ASSET VALUE AT END
OF PERIOD                        $16.48   $14.57  $12.75   $13.99  $13.39   $11.39   $ 9.23   $12.19  $11.21   $10.06
                                  =====    =====   =====    =====   =====    =====    =====    =====   =====    =====

TOTAL RETURN (%):                 25.58    26.07    6.74    16.25   19.59    25.01   (21.94)   26.44   20.09    (0.68)
                                  =====    =====   =====    =====   =====    =====    =====    ====    =====    =====

Ratios to average net assets (%)

   Expenses                        1.48     1.64    1.43     1.31    1.41     1.52     1.84     1.78    1.44     1.69<F3>

   Net investment income (loss)     .69     0.64    (.04)     .18     .73     1.24     2.34     1.85    2.33     1.87<F3>

Portfolio turnover rate (%)          69       90     125      108     105      130      146      118     103      189

Average commission rate           .1015      N/A     N/A      N/A     N/A      N/A      N/A      N/A     N/A       N/A

Total net assets at end of
period (in thousands)            36,041   31,833  18,270   16,309  14,007   11,940    9,839   13,576   9,976    6,748

--------------------

<F1>   Covers the period from February 1, 1987 to December 31, 1987.  Effective October 20, 1987, the Fund became publicly registered under the Investment Company Act of 1940.  Prior
          thereto, its shares were not publicly offered.
<F2>      All per share amounts prior to December 31, 1994 have been adjusted for a 10 for 1 share split which occurred
          September 30, 1994.
<F3>      Annualized.



3.  INTRODUCTION

          The Berger Small Cap Value Fund is a mutual fund or, to use the technical name, a diversified open-end, management investment company. The Fund is a "no-load" fund, meaning that a buyer pays no commissions or sales load when buying shares of the Fund. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.

4.  INVESTMENT OBJECTIVES AND POLICIES AND RISK FACTORS

          The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of small companies that the Fund's Sub-Advisor believes are undervalued in the marketplace relative to their assets, earnings, cash flow or business franchise. Under normal circumstances, the Fund will invest at least 65% of its assets in common stocks of small companies with market capitalizations of less than $1 billion at the time of initial purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The balance of the Fund may be invested in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described on the following pages, if the Sub-Advisor believes these are likely to be best suited at that time to achieve the Fund's objective. Current income is not an investment objective of the Fund and any income produced will be a by-product of the effort to achieve the Fund's objective.

          In selecting stocks for the Fund's portfolio, the Sub-Advisor will seek out companies whose current stock price appears undervalued in the marketplace, which may include companies with relatively low price-to-book value ratios or low price-to-earnings multiples, or companies which, in the view of the Sub-Advisor, have significant growth potential and are out-of-favor with or have not yet been discovered by the broader investment community. The Sub-Advisor strives to identify industries that operate in a favorable competitive and regulatory environment and companies within these industries that exhibit growth characteristics. Attention is placed on companies which have products or services, management or other advantages over their competitors, with a strong emphasis on companies with a quality balance sheet and the potential ability to generate earnings and cash flow, and which tend to reinvest their income instead of declaring cash dividends.

          The Sub-Advisor's philosophy is to weigh downside risk before considering upside potential. Accordingly, the Sub-Advisor will focus on capital preservation, as opposed to the often temporary rewards of participating in passing market trends, desiring not only to

outperform broad market averages in bull markets, but to outperform these averages during periods of decline.

          The Fund's investment objective is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized. Since the shares of the Fund primarily represent an investment in common stocks, investors should realize that the net asset value of the Fund will reflect changes in the market value of the securities held in the Fund's portfolio, and the value of a Fund share will therefore go up and down. Investments in the types of companies sought by the Fund may involve greater risks and volatility than more traditional equity investments due to some of these companies potentially having limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. For this reason, the Fund is not intended as a complete or balanced investment vehicle but rather as an investment for persons who are in a financial position to assume greater risk and share price volatility over time. Realizing the full potential of these types of companies frequently takes time. As a result, the Fund should be considered as a long-term investment vehicle.

          The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without limit when the Sub-Advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for the Fund to achieve its investment objective. The following is additional information about some of the other specific types of securities and other instruments in which the Fund may invest:

          SECURITIES OF SMALLER COMPANIES. The Fund will invest in securities of companies with small market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies.

Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

          SPECIAL SITUATIONS. The Fund may also invest in special situations, that is, in common stocks of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. Examples of special situations are companies being reorganized or merged, companies having unusual new products, or which enjoy particular tax advantages, or companies that are run by new management or may be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these issuers and their circumstances.

In addition, stocks of companies in special situations may be more volatile, since the market value of these stocks may decline if an anticipated event or benefit does not materialize.

          UNSEASONED ISSUERS. The Fund may invest to a limited degree in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies. The Fund may invest up to 5% of its total assets in securities of unseasoned issuers.

          FOREIGN SECURITIES. The Fund may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Securities of some foreign companies, particularly those of developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. Delays may be encountered in settling certain foreign securities transactions and the Fund will incur costs in converting foreign currencies into U.S. dollars. The Fund will consider the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of an investment in that country's securities markets in selecting investments in foreign securities.

          HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of put and call options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may, for example, partially protect the Fund from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio.
The following is a summary of the options which the Fund may utilize, provided that


no more than 5% of the Fund's net assets at the time of purchase may be utilized as premiums for options.

          An option gives the holder the right, but not the obligation, to purchase or sell something (such as a security) at a specified price at any time until the expiration date. An option on a securities index is similar, except that upon exercise, settlement is made in cash rather than in specific securities. The Fund may only write call options (that is, issue options that obligate the Fund to deliver if the option is exercised by the holder) that are "covered" and only up to 10% of the Fund's net assets. A call option is considered "covered" if the Fund already owns the security on which the option is written or, in the case of an option written on a securities index, if the Fund owns a portfolio of securities believed likely to substantially replicate movement of the index.

          Use of call options written by the Fund involves the potential for a loss that may exceed the premium received for the option. However, the Fund will be permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific security. To help ensure that the Fund will be able to meet its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

          The principal risks of the Fund utilizing options are: (a) losses resulting from market movements not anticipated by the Fund;
(b) possible imperfect correlation between movements in the prices of options and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities; and (e) possible need to defer closing out certain options contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Additional detail concerning the Fund's use of options and the risks of such investments can be found in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

          The Fund has adopted a number of other restrictions on its investments and other activities that may not be changed without shareholder approval. For example, as to 75% of its total assets, the Fund may not purchase securities of any issuer (except U.S. Government


securities) if, immediately after and as a result of such purchase, the value of the Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities of such issuer. In addition, the Fund may invest no more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies.

          The investment restrictions described above and in the Statement of Additional Information that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's net asset value. Additional investment restrictions are described in the Statement of Additional Information.

5.  PORTFOLIO TURNOVER

          The Fund intends to purchase and hold common stocks for capital appreciation. Changes in the portfolio will be made, however, whenever the Fund's Sub-Advisor believes they are advisable, either as a result of common stocks having reached a price objective or by reason of developments not foreseen at the time of the investment decision, such as changes in the economics of an industry or a particular company. These investment changes will usually be made without reference to the length of time a security has been held, and there may, therefore, be a significant number of short-term transactions. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management. The annual portfolio turnover rate of the Fund may at times exceed 100%. An annual turnover rate of 100% or more would be higher than that of most other funds. Increased portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Fund and may result in the acceleration of net taxable gains. The portfolio turnover rate is shown in the Financial Highlights table on page 3.

6.  MANAGEMENT AND INVESTMENT ADVICE

          The trustees of the Fund are responsible for major decisions relating to the Fund's policies and objective. They also oversee the operation of the Fund by its officers and review the investment performance of the Fund on a regular basis.

THE ADVISOR

          The investment advisor to the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates became the Fund's investment advisor on February 14, 1997, following shareholder approval


of a new Investment Advisory Agreement between the Fund and the Advisor. The Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Advisor is permitted to engage a sub-advisor for the Fund. The Advisor also acts as the Fund's administrator and is responsible for such functions as monitoring the Fund's compliance with all applicable federal and state laws.

          The Advisor has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds, pension and profit-sharing plans, and institutional and private investors, and had assets under management of more than $3.6 billion as of September 30, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of the Advisor. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent.

          The trustees of the Fund have authorized Berger Associates to consider sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, Berger Associates will seek the best execution of each transaction.

THE SUB-ADVISOR

          Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-advisor. The Sub-Advisor was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The Sub-Advisor is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment advisor with the Securities and Exchange Commission.

          PWM was the Fund's investment advisor from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

          Robert H. Perkins is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins has held such responsibility and has been employed by the Sub-Advisor since the Fund commenced operations in 1985. Mr. Perkins owns 49% of the Sub-Advisor's outstanding common stock and serves as Secretary and a director of

the Sub-Advisor. Gregory E. Wolf owns 20% of the Sub-Advisor's outstanding common stock and serves as President and a director of the Sub-Advisor.

ADVISORY FEES

          Under the Investment Advisory Agreement for the Fund, the Advisor is compensated for its services to the Fund by the payment of a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Fund pays no fees directly to the Sub-Advisor. The Sub-Advisor receives from the Advisor a fee at the annual rate of 0.90% of the first $75 million of average daily net assets of the Fund, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million.

7.  EXPENSES OF THE FUND

          The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent to calculate the daily net asset value of the Fund and to perform certain accounting and recordkeeping functions required by the Fund. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted above, approximately 41% of the outstanding shares of DST are owned by KCSI.

          For custodian, recordkeeping and pricing services, the Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. The Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Fund to IFTC and in turn passed through to DST as sub-agent. In addition, the Fund reimburses IFTC and DST for certain out-of-pocket expenses.

          The Fund and/or Berger Associates may enter into arrangements with certain organizations (broker-dealers, recordkeepers and administrators) to provide sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services to investors purchasing shares of the Fund through investment programs or pension plans established or serviced by those organizations. The Fund and/or Berger Associates may pay fees to these organizations for their services. Any such fees paid by the Fund will be for services that otherwise would be provided or paid for by the Fund if all the investors who own Fund shares through these organizations were registered record holders of shares in the Fund.

          The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.



          In addition, under a separate Administrative Services Agreement with the Fund, Berger Associates performs certain administrative and recordkeeping services not performed by other service providers, including compliance monitoring and the preparation of financial statements and reports to be filed with regulatory authorities. The Fund pays Berger Associates a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. The Fund also incurs other expenses, including accounting, administrative and legal expenses.

DISTRIBUTOR

          The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing Institutional Shares. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Fund are officers or directors of the Distributor.

8.  PURCHASE OF SHARES IN THE FUND

          Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.

          Institutional Shares may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares is $100,000. (This requirement is inapplicable to shareholders who purchased shares prior to February 14, 1997, who met the initial investment minimum in effect for the Fund at the time of their initial purchase.) To purchase Institutional Shares, simply complete the application form enclosed with this Prospectus and mail it to the Fund in care of DST Systems, Inc., the Fund's transfer agent, as follows:

          Berger Funds
          c/o DST Systems, Inc.
          P.O. Box 419958
          Kansas City, MO  64141

          Additional investments may be made at any time by telephone or by mail at the relevant net asset value by calling or writing the Fund. Unless effected through an Automatic Investment Plan, subsequent purchases by shareholders must be in the minimum amount of $1,000.


          A confirmation indicating the details of the transaction will be sent promptly. Unless full shares only are specified, all purchases will be made in full and fractional shares calculated to three decimal places.

          All purchase orders are effected at the relevant net asset value per share for the Institutional Shares of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the transfer agent, sub-transfer agent or any other authorized agent of the Fund prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day. See "Redemptions of Fund Shares - Redemptions by Telephone" for the Fund's policies and procedures on effecting transactions by telephone.

          Payment for shares purchased may be made as follows:

          BY WIRE OR ELECTRONIC FUNDS TRANSFER. Payment for shares purchased may be made by wire or electronic funds transfer from the investor's bank to DST Systems, Inc. Please call 1-800-960-8427 for current wire or electronic funds transfer instructions. The following information may be requested: name of authorized person; shareholder name; shareholder account number; name of Fund; amount being wired or transferred; and name of wiring or transferring bank.

          BY MAIL. Alternatively, payment for shares purchased may be made by mail, so long as payment is accompanied or preceded by a completed account application. Payment should be made by check or money order drawn on a United States bank and made payable to the "Berger Funds". Checks not made payable to the Berger Funds, the account registrant, transfer agent or retirement account custodian will not be accepted. The Fund will not accept purchases by cash or credit card or checks drawn on foreign banks unless provision is made for payment through a U.S. bank in U.S. dollars.

          Fund shares may also be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases shares directly from the Fund as described above.

          The Fund will, at its discretion, accept orders transmitted by these organizations although not accompanied by payment for the shares being purchased. Payment must be


received by the Fund within three business days after acceptance of the order. The price at which a purchase will be effected is based on the next calculation of net asset value after the order is received by the Fund's transfer agent, sub-transfer agent or any other authorized agent of the Fund.

          The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of the Fund. The Fund also reserves the right at any time to waive the minimum investment requirements applicable to initial or subsequent investments or to increase minimum investment or account balance requirements following notice. No application to purchase shares is binding on the Fund until accepted in writing.

          Investors may, subject to the approval of the Fund, purchase Institutional Shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the valuation policies of the Fund. These transactions will be effected only if the Sub-Advisor intends to retain the securities in the Fund as an investment. Assets so purchased will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's Institutional Shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

9.  NET ASSET VALUE

          The price of the Fund's Institutional Shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the Exchange (normally 4:00 p.m., New York time) each day that the Exchange is open.

          The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, by the total number of Institutional Shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of an Institutional Share are the same and will be equal to the next calculated net asset value of an Institutional Share.


10.  OPEN ACCOUNT SYSTEM AND SHARE CERTIFICATES

          Unless otherwise directed, all investor accounts are maintained on a book-entry basis. Share certificates will not be issued unless requested by the shareholder. Shares purchased by dividend reinvestment or under an Automatic Investment Plan, and shares redeemed under a Systematic Withdrawal Plan, will be confirmed after the end of each calendar quarter. Following any other investment or redemption, the investor will receive a printed confirmation indicating the dollar amount of the transaction, the per share price of the transaction and the number of shares purchased or redeemed.

11.  REDEMPTION OF FUND SHARES

          (i) Share Redemptions by Mail. The Fund will redeem, at current net asset value, all shares of the Fund offered for redemption. The redemption price of shares tendered for redemption will be the net asset value next determined after receipt of all required documents by the Fund's transfer agent, sub-transfer agent or other authorized agent of the Fund. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. Shareholders who purchased their shares directly from the Fund may redeem all or part of their shares in the Fund by sending a written request to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. The written request for redemption must be signed by each registered owner exactly as the shares are registered and must clearly identify the account and the number of shares or the dollar amount to be redeemed.

          The signatures of the redeeming shareholders must be guaranteed by a national or state bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers
(NASD), a credit union, a federal savings and loan association or another eligible guarantor institution if the redemption: is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; or is being mailed to an address other than the one on record. A notary public is not an acceptable guarantor. The Fund also reserves the right to require a signature guarantee under other circumstances. The signature guarantees must appear, together with the signatures of the registered owners, (i) on the written request for redemption which clearly identifies the account and the number of shares to be redeemed, (ii) on a separate instrument of assignment ("stock power") which may be obtained from a bank or broker, or (iii) on any share certificates tendered for redemption. The use of signature guarantees is intended to protect the shareholder and the Fund from a possibly fraudulent application for redemption.

           Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. If there is doubt as to what additional documents are required, please write the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call DST at 1-800-960-8427.



          (ii) Redemptions by Telephone. All shareholders have Telephone Transaction Privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning DST Systems, Inc., at 1-800-960-8427. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. As discussed above, certain requests must be in writing and the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption: is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; is being mailed to an address other than the one on record; or the shares are represented by share certificates issued to the shareholder.

          All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the shareholder placing the order may be required to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent or Advisor assume responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The Fund, and/or its transfer agent, may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

          In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption and wire transfer services at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. The Advisor may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

          (iii) Payment for Redeemed Shares. Payment for shares redeemed upon written request will be made by check and generally will be mailed within three business days after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within three business days following the date of the request for redemption.

          A shareholder may request that payment for redeemed shares of the Fund be made by wire or electronic funds transfer.
Shareholders may elect to use these services on the account application or by providing the Fund with a signature guaranteed letter requesting these services and designating the bank to receive all wire or electronic funds transfers. A shareholder may


change the predesignated bank of record by providing the Fund with written, signature guaranteed instructions. Redemption proceeds paid by wire transfer generally will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. Redemption proceeds paid by electronic funds transfer will be electronically transmitted to the shareholder's predesignated bank account on the second business day after receipt of the shareholder's redemption request. There is no fee for wire or electronic funds transfer of proceeds from the redemption of Fund shares.

          Shareholders may encounter delays in redeeming shares purchased by check (other than cashier's or certified checks), electronic funds transfer or through the Automatic Investment Program if the redemption request is made within 15 days after the date of purchase. In those situations, the redemption check will be mailed within 15 days after the transfer agent's receipt of the purchase instrument, provided that it has not been dishonored or cancelled during that time. The foregoing policy is to ensure that all payments for the shares being redeemed have been honored. In addition to the foregoing restrictions, no redemption payment can be made for shares which have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares for which full payment has been made will be priced at the net asset value next determined after receipt of the request.

          (iv) Redemption In-Kind. The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash.


          (v) Redemptions by the Fund. As a means of reducing its expenses, the Fund is authorized to redeem involuntarily all Institutional Shares held in accounts with a value of less than $100,000. (Shareholders who purchased Fund shares prior to February 14, 1997, and whose shares were designated as Institutional Shares on that date are subject only to a minimum account balance requirement of $500.) Such redemptions will be permitted only when the account is reduced below the minimum value by redemption, and not by declines in per share net asset value. As a result, accounts established with the applicable minimum investment might be subject to redemption after only a small redemption has been made by the shareholder. At least 60 days' written notice will be given to a shareholder before such an account is redeemed. During that time, the shareholder may add sufficient funds to the account to meet or exceed the minimum. If this condition is not met, the shares will be redeemed at the per share net asset value next determined after the 60th day following the notice. A check for the proceeds will


be sent to the shareholder unless a share certificate has been issued, in which case payment will be made upon surrender of the certificate.

12. EXCHANGE PRIVILEGE

          (i) Exchanges. By telephoning the Fund at 1-800-960-8427, or writing to the Fund, in care of DST at P.O. Box 419958, Kansas City, MO 64141, any shareholder may exchange, without charge, any or all of his or her shares in the Fund, subject to stated minimums, for shares of any of the publicly available Berger Funds. Exchanges may be made only if the Berger Fund into which a shareholder wishes to exchange shares is registered in the shareholder's state of residence.

          It is each investor's responsibility to obtain and read a prospectus of the Berger Fund into which the investor is exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the Berger Fund being purchased. Up to four exchanges out of the Fund are permitted during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fund's administrative expenses. In times of extreme economic or market conditions, exchanging Fund shares by telephone may be difficult. See "Redemption of Fund Shares - Redemptions by Telephone" for procedures for telephone transactions.

          Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, a letter or call must be received before that day's close of the Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for U.S. Federal income tax purposes.

          All exchanges out of the Fund are subject to the minimum and subsequent investment requirements of the fund into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund, the Berger Funds, nor their transfer agents or advisors assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine. See "Redemption of Fund Shares - Redemptions by Telephone" for procedures for telephone transactions. All shareholders have Telephone Transaction Privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141.

13.  PLANS AND PROGRAMS

          The Fund offers several tax-qualified retirement plans for adoption by individuals and employers. The Fund also offers both a profit-sharing plan and a money purchase pension plan for employers and self-employed persons, an Individual Retirement Account ("IRA") and a 403(b) Custodial Account.



          In order to receive the necessary materials to create a profit-sharing or money purchase pension plan account, an IRA account or a 403(b) Custodial Account, please write to the Fund, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-800-706-0539. Trustees for existing 401(k) or other plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Fund at 1-800-960-8427.


          The Fund also offers an Automatic Investment Plan (minimum $100 per monthly or quarterly investment) and a Systematic Withdrawal Plan (for shareholders who own shares of the Fund worth at least $5,000; minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-960-8427.

14.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

          The Fund intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

          The Fund has elected and intends to maintain its qualification to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If it so qualifies and meets certain minimum distribution requirements, the Fund generally will not be liable for Federal income tax on the amount of its earnings that are timely distributed. If the Fund distributes annually less than 98% of its income and gain, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.

          All dividends and capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the net asset value on the ex-dividend date unless an investor specifically requests that either dividends or distributions, or both, be paid in cash. The election to receive dividends or distributions in cash or to reinvest them in Fund shares may be changed by calling the Berger Funds at 1-800-960-8427 or by written request to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, and must be received at least ten days prior to the record date of any dividend or capital gains distribution.

          The Fund will inform its shareholders of the amount and nature of such income or gains resulting from their investment in the Fund. Dividends declared and payable to shareholders of record on a specified date in December will be deemed to have been received by shareholders on December 31 for tax purposes if paid during January the following year. Dividends paid by the Fund from net investment income and distributions from net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. Any loss on the redemption or other sale or


exchange of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. A portion of the dividends (but not capital gains distributions) paid by the Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Fund's income consists of dividends paid by United States corporations. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by the Fund.

          At certain levels of taxable income, the Internal Revenue Code provides a preferential tax rate for long-term capital gains. Long-term capital gains of taxpayers other than corporations are taxed at a 28% maximum rate, whereas ordinary income is taxed at a 39.6% maximum rate. Capital losses continue to be deductible only against capital gains plus (in the case of taxpayers other than corporations) $3,000 of ordinary income annually ($1,500 for married individuals filing separately).

          Some shareholders may be subject to 31% "backup withholding" on dividends, capital gains distributions and redemption payments made by the Fund. Backup withholding generally will apply to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

          The foregoing is only a brief summary of the Federal income tax considerations affecting the Fund and its shareholders.
Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situation.

15.  ADDITIONAL INFORMATION

          Today, the Fund is a series of a Massachusetts business trust (the "Trust") organized on April 20, 1990. The Fund was initially organized in November 1984 as a Delaware corporation, and operated as a private investment fund from February 14, 1985, to October 20, 1987, when it was registered as an investment company under the Investment Company Act of 1940 and its initial registration statement under the Securities Act of 1933 became effective. On May 18, 1990, the Fund as a series of the Trust assumed all of the assets and liabilities of the predecessor Delaware corporation. All references in this Prospectus to the Fund and all financial and other information about the Fund prior to May 18, 1990, are to the Fund as a Delaware corporation, and all references after May 18, 1990, are to the Fund as a series of the Trust. Prior to February 14, 1997, when the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund, the Fund and the Trust were known as The Omni Investment Fund.

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is the only series established under the



Trust, although others may be added in the future. Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. Currently, the Fund offers two classes of shares by separate prospectuses. The Institutional Shares offered in this Prospectus are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500. A separate class of shares, Investor Shares, are available to the general public, subject to the Fund's regular minimum investment requirements (currently a $2,000 minimum initial investment). Because each class of shares of the Fund is subject to different expenses, the performance of, and any dividend or other distribution made to, each class of shares will differ. For additional information about the other class of shares offered by the Fund, please call the Berger Funds at 1-800-333-1001.

          Shareholders owning a particular series or class of shares of the Fund will vote separately on matters relating to that series or class, although they will vote together and along with the shareholders of other series and classes of the Fund in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

          The Fund's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc., as sub-agent to provide transfer agency and dividend disbursing services for the Fund. Accordingly, the address and telephone number for DST Systems, Inc., set forth in this Prospectus should be used for correspondence with the Fund's transfer agent.

16.  PERFORMANCE

          From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Russell 2000 Value Index, the Standard & Poor's 600 Small Cap Index, the Standard & Poor's/BARRA Value Index or the


Nasdaq Composite Index, or more narrowly-based indices which reflect the market sectors in which the Fund invests.

          The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

          The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

          Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering a separate class of shares designated as Investor Shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

          Any performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Shareholders with questions should write to the Berger
Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539.

                      BERGER SMALL CAP VALUE FUND
                            INVESTOR SHARES

                  STATEMENT OF ADDITIONAL INFORMATION

                 SHAREHOLDER SERVICES: 1-800-551-5849

          This Statement of Additional Information about the Berger Small Cap Value Fund (the "Fund") Investor Shares is not a prospectus. It should be read in conjunction with the Prospectus describing the Investor Shares of the Fund, dated February 14, 1997, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-333-1001.

          The Fund is a no-load, diversified mutual fund. The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of small companies that the Fund's investment sub-advisor believes are undervalued in the marketplace relative to their assets, earnings, cash flow or business franchise. Under normal circumstances, the Fund will invest at least 65% of its assets in common stocks of small companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described in the Prospectus, if the sub-advisor believes these are likely to be best suited at that time to achieve the Fund's objective. Current income is not an investment objective of the Fund and any income produced will be a by-product of the effort to achieve the Fund's objective.

          This Statement of Additional Information is about the class of shares of the Fund designated as Investor Shares. Investor Shares are available for sale to the general public, subject to the Fund's regular minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $50.

          The Fund is a series of Berger Omni Investment Trust, a
Massachusetts business trust (the "Trust"). Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund.













                           FEBRUARY 14, 1997
                           TABLE OF CONTENTS
                                   &
                    CROSS-REFERENCES TO PROSPECTUS



                                        Cross-References to
                                        Related Disclosures
          Table of Contents                in Prospectus
          _________________             ___________________

     Introduction                            Section  3

     1.   Portfolio Policies of the Fund     Section  3, 4, 5

     2.   Investment Restrictions            Section  4

     3.   Management of the Fund             Section  6

     4.   Investment Advisor                 Section  6

     5.   Expenses of the Fund               Section  7, 8

     6.   Brokerage Policy                   Section  8

     7.   How to Purchase Shares in          Section  9
          the Fund

     8.   How the Net Asset Value is         Section 10
          Determined

   9.     Income Dividends, Capital Gains    Section 15
          Distributions and Tax Treatment

  10.     Suspension of Redemption Rights    Section 12

  11.     Tax-Sheltered Retirement Plans     Section 14

  12.     Special Purchase and Exchange PlansSection 13

  13.     Performance Information            Section 17

  14.     Additional Information             Section 16

          Financial Statements

                             INTRODUCTION
                            ______________

     The Berger Small Cap Value Fund (the "Fund") is a mutual fund, or to use a more technical term, a diversified open-end, management investment company. The Fund's investment objective is capital appreciation.

1.   Portfolio Policies of the Fund
     ______________________________

     The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

     CONVERTIBLE SECURITIES. The Fund may purchase securities that are convertible into common stock when the Sub-Advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or being of similar creditworthiness in the determination of the Sub-Advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Fund will invest less than 20% of the market value of its net assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.

     ILLIQUID SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such


security, the purchase of which would cause the Fund to invest more than 10% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. If securities become illiquid following purchase or other circumstances cause more than 10% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the Sub-Advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Although these risks are


acknowledged, it is expected that they can be controlled through careful monitoring procedures.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

     When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

     HEDGING TRANSACTIONS. As described in the Prospectus, the Fund is authorized to make limited use of certain types of options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of options is also subject to policies and procedures which may be established by the trustees from time to time. A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio.
The following is additional information concerning the options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 10% of the Fund's net assets. The following information should be read in conjunction with the information concerning the Fund's


use of options and the risks of such instruments contained in the Prospectus.

     Options on Securities and Securities Indices. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position.
Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

     A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

     The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the


clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


     In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

     An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

     An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

     PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table in Section 2 of the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. A 100% turnover rate is higher than the turnover rate experienced by most mutual funds. The Fund anticipates that its portfolio turnover rates in future years may exceed 100%, and investment changes will be made


whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

     Increased portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions. The Fund's brokerage policy is discussed further under Section 6 Brokerage Policy, and additional information concerning income taxes is located under Section 15 Income Dividends, Capital Gains Distributions and Tax Treatment.

2.   Investment Restrictions
     _______________________

     The Fund has adopted the following fundamental restrictions on its investments and other activities, and none of these restrictions may be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

     (1)  Issue senior securities as defined in the Investment Company
Act of 1940;

     (2) Invest in companies for the purpose of acquiring control or management thereof;

     (3) Invest or hold securities of any issuer if the officers and trustees of the Fund and its advisor own individually more than one-half (1/2) of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

     (4) Invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission);

     (5) Participate on a joint or joint and several basis in any trading account in securities;

     (6) Purchase securities of any company with a record of less than three (3) years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets;


     (7) Invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would then own more than 10% of that issuer's voting securities;

     (8) Loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase;

     (9) Borrow money in excess of 5% of the value of its assets and, then, only as a temporary measure for extraordinary or emergency purposes;

     (10) Pledge, mortgage or hypothecate any of its assets to secure a debt;

     (11) Purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests);

     (12) Purchase securities on margin or sell short;

     (13) Invest in commodities or commodity contracts;

     (14) Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 ("Restricted Securities");

     (15) Invest more than 10% of the value of its net assets in illiquid securities, including Restricted Securities, securities which are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options;

     (16) Invest in oil, gas or mineral leases;

     (17) Invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System;

     (18) Invest more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies; or

     (19) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b)


the Fund owns more than 10% of the outstanding voting securities of such issuer.

     In applying the Fund's industry concentration restriction (number
(18) above), the Fund uses the industry groups used in the Data
Monitor Portfolio Monitoring System of William O'Neil & Co.
Incorporated.

     The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

     (1) Only for the purpose of hedging, the Fund may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's total assets.

     (2) The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

     Investment restrictions that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund.

3.   Management of the Fund
     ______________________

     The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.

* GERARD M. LAVIN, 210 University Boulevard, Suite 900, Denver, CO 80206, age 54. President and a trustee of Berger Omni Investment Trust and Berger Investment Portfolio Trust, and President and a director of Berger 100 Fund and Berger Growth and Income Fund, since February 1997. President and a trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust since their inception in May 1996. President and a trustee of Berger Institutional Products Trust since its inception in October 1995. President and a director since April 1995 of Berger Associates, Inc. Member and Chairman of the Board of Managers and Chief Executive Officer on the Management Committee of BBOI Worldwide LLC since November 1996. A Vice President of DST Systems, Inc. (data processing) since July 1995. Director of First of Michigan Capital Corp. (holding company) and First of Michigan Corp. (broker-dealer) since March 1995. Formerly President and Chief Executive Officer of Investors Fiduciary Trust Company (banking) from February 1992 to March 1995 and Chief Operating Officer of SunAmerica


          Asset Management Co. (money management) from January 1990 to February 1992.

     DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, age 68. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* WILLIAM M. B. BERGER, 210 University Boulevard, Suite 900, Denver, CO 80206, age 71. Director and, formerly, President (1974-1994) of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger Institutional Products Trust since its inception in October 1995. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Trustee of Berger Omni Investment Trust since February 1997. Chairman (since 1994) and a Director (since
          1973) and, formerly, President (1973-1994) of Berger
          Associates.

     LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, age 71.
          President, Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     KATHERINE A. CATTANACH, 384 South Ogden, Denver, CO 80209, age
          51. Managing Principal, Sovereign Financial Services, L.L.C. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     LUCY BLACK CREIGHTON, 1917 Leyden Street, Denver, CO 80220, age
          69. Associate, University College, University of Denver. Formerly, President of the Colorado State Board of Land Commissioners (1989-1995), and Vice President and Economist (1983-1988) and Consulting Economist (1989) for First Interstate Bank of Denver. Ph.D. in Economics (Harvard University). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM

          Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios
          Trust and Berger Omni Investment Trust.

     PAUL R. KNAPP, 33 North LaSalle Street, Suite 1920, Chicago, IL
          60602, age 51. Since 1991, Director, Chairman, President and Chief Executive Officer of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions) and Catalyst Consulting (international financial institutions business consulting firm). Formerly (1988-1991), Director, President and Chief Executive Officer of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO
          80202, age 64. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


     MICHAEL OWEN, 412 Reid Hall, Montana State University, Bozeman,
          MT  59717, age 59.  Since 1994, Dean, and from 1989 to 1994, a member of the Finance faculty, of the College of Business, Montana State University. Self-employed as a financial and management consultant, and in real estate development. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, age 68. President, Sinclaire Cattle Co., and private investor. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* CRAIG D. CLOYED, 210 University Boulevard, Suite 900, Denver, CO 80206, age 50. Vice President of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Vice President of Berger Omni Investment Trust since February 1997. Also, Vice President and Chief Marketing Officer of Berger Associates, Inc., since


          August 1995, and President, CEO and a director of Berger Distributors, Inc., since its inception in May 1996.
          Formerly (September 1989 to August 1995), Senior Vice
          President of INVESCO Funds Group (mutual funds).

*    KEVIN R. FAY, 210 University Boulevard, Suite 900, Denver,
          CO 80206, age 41. Vice President, Secretary and Treasurer of Berger 100 Fund and Berger Growth and Income Fund since October 1991, of Berger Investment Portfolio Trust since its inception in August 1993, of Berger Institutional Products Trust since its inception in October 1995, of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996, and of Berger Omni Investment Trust since February 1997. Also, Vice President-Finance and Administration, Secretary and Treasurer of Berger Associates since September 1991 and a director of Berger Distributors, Inc., since its inception in May 1996. Formerly, Financial Consultant (registered representative) with Neidiger Tucker Bruner, Inc. (broker-dealer) (October 1989 to September 1991) and Financial Consultant with Merrill Lynch, Pierce, Fenner & Smith, Inc. (October 1985 to October 1989).
________________

*  Interested person (as defined in the Investment Company Act of
1940) of the Fund and of the Fund's Advisor or Sub-Advisor.

     The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

     The officers of the Fund received no compensation from the Fund during the fiscal year ended December 31, 1996. Each non-interested trustee of the Fund received $300 per Board meeting attended. During the fiscal year ended December 31, 1996, the Fund paid aggregate fees to its non-interested trustees of $4,350.

     Effective February 14, 1997, the trustees shown in the table below, who also act as trustees of other Berger Funds, became the trustees of the Fund with shareholder approval. As the Fund's new trustees, those who are not interested persons of the Advisor or the Sub-Advisor are compensated for their services according to a fee schedule, allocated among the Berger Funds, which includes an annual fee component and a per meeting fee component. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

     Set forth below is information regarding compensation paid or accrued during the year ended December 31, 1996, for each current trustee of the Fund as a director or trustee of other Berger Funds.

NAME AND POSITION        AGGREGATE               AGGREGATE
WITH BERGER FUNDS     COMPENSATION FROM       COMPENSATION(1)
                       THE FUND                    FROM
                                             ALL BERGER FUNDS(2)

Dennis E. Baldwin(3)          $0*                      $45,000
William M.B. Berger(3),(5)    $0*                      $     0
Louis R. Bindner(3)           $0*                      $36,000
Katherine A. Cattanach(3)     $0*                      $43,500
Lucy Black Creighton(3)       $0*                      $36,000
Paul R. Knapp(3)              $0*                      $45,000
Gerard M. Lavin(4),(5)        $0*                      $     0
Harry T. Lewis(3)             $0*                      $40,500
Michael Owen(3)               $0*                      $55,000
William Sinclaire(3)          $0*                      $34,500

* The persons named above were elected as trustees of the Fund effective February 14, 1997, and accordingly did not receive any compensation from the Fund during the fiscal year ended December 31, 1996. The Fund's former trustees who were not interested persons of the Fund received during that fiscal year the following trustee compensation: Burt W. Engelberg: $1,650; John R. Hall $1,050; Keith
L. Cook $1,650.

(1) Directors/trustees who are not interested persons of Berger Associates received as a group compensation from the Berger Funds of approximately $335,500 for the year ended December 31, 1996. Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $3,375; Louis R. Bindner $22,500; Katherine A. Cattanach $43,500; Lucy Black Creighton $26,981; Michael Owen $10,992; William Sinclaire $14,250.

(2) Includes Berger 100 Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust (two funds), Berger Institutional Products Trust (three funds), Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust (three funds). Berger Omni Investment Trust (one fund) was added to the Berger Funds complex in February 1997.

(3) Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM
Worldwide Portfolios Trust and Berger Omni Investment Trust.

(4)  Trustee of Berger Institutional Products Trust, Berger/BIAM
Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and
Berger Omni Investment Trust.

(5)  Interested person of the Fund or the Fund's Advisor or Sub-
Advisor.


     Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by certain of the Berger Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, those Berger Funds that have adopted the plan are permitted to purchase shares of the designated funds in order to offset their obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The obligation of a Berger Fund to make payments of deferred fees under the plan is a general obligation of that fund.

     As of the date of this Statement of Additional Information, the current officers and trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

4.   Investment Advisor
     __________________

INVESTMENT ADVISOR

     The investment advisor to the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates became the Fund's investment advisor on February 14, 1997, following shareholder approval of a new Investment Advisory Agreement between the Fund and the Advisor. The Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Advisor is permitted to engage a sub-advisor for the Fund. The Advisor also acts as the Fund's administrator and is responsible for such functions as monitoring the Fund's compliance with all applicable federal and state laws.

     The Advisor has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds, pension and profit-sharing plans, and institutional and private investors, and has assets under management of more than $3.6 billion as of September 30, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of the Advisor. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent.


THE SUB-ADVISOR

     Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-advisor. The Sub-Advisor was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The Sub-Advisor is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

     PWM was the Fund's investment advisor from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

     Robert H. Perkins is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins has held such responsibility and has been employed by the Sub-Advisor since the Fund commenced operations in 1985. Mr. Perkins owns 49% of the Sub-Advisor's outstanding common stock and serves as Secretary and a director of the Sub-Advisor. Gregory E. Wolf owns 20% of the Sub-Advisor's outstanding common stock and serves as President and a director of the Sub-Advisor.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Advisor and the Fund, the Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Under the Investment Advisory Agreement, the Advisor is compensated for its services to the Fund by the payment of a fee at the annual rate of 0.90% of the average daily net assets of the Fund.

     The Investment Advisory Agreement will continue in effect until April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Advisor or Sub-Advisor. The Agreement is subject to termination by the Fund or the Advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

     Under the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor is responsible for day-to-day portfolio management of the Fund. The Sub-Advisor manages the investments in the Fund and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees

of the Fund. The Fund pays no fees directly to the Sub-Advisor. The Sub-Advisor will receive from the Advisor a fee at the annual rate of 0.90% of the first $75 million of average daily net asset of the Fund, 0.50% of the next $125 million, and 0.20% of any amounts in excess of $200 million.

     The Sub-Advisory Agreement will continue in effect until April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Advisor or the Sub-Advisor. The Sub-Advisory Agreement is subject to termination by the Fund or the Sub-Advisor on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN THE ADVISOR AND SUB-ADVISOR

     The Advisor and Sub-Advisor entered into an Agreement, dated November 18, 1996 (the "November 18 Agreement"), under which, among other things, the Sub-Advisor agreed that, so long as Berger acts as the Fund's Advisor and PWM provides sub-advisory or other services in connection with the Fund, the Sub-Advisor will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund.

     The November 18 Agreement also provides that at the end of the first five years under the Sub-Advisory Agreement (or at such earlier time if the Sub-Advisory Agreement is terminated or not renewed by the trustees other than for cause), Berger and PWM will enter into a consulting agreement for PWM to provide consulting services to Berger with respect to the Fund, subject to any requisite approvals under the Investment Company Act of 1940. Under the Consulting Agreement, PWM would provide training and assistance to Berger analysts and marketing support appropriate to the Fund and would be paid a fee at an annual rate of 0.10% of the first $100 million of average daily net assets of the Fund, 0.05% of the next $100 million and 0.02% on any part in excess of $200 million. No part of the consulting fee would be borne by the Fund.

     Berger and PWM have further agreed under the November 18 Agreement that if the Fund's assets do not reach $100 million at any time during the first five years after Berger becomes the Fund's advisor, Berger will use its reasonable best efforts, consistent with the fiduciary obligations of all parties, together with PWM, to obtain the required approvals of a new advisory agreement between PWM and the Trust for the Fund.

TRADE ALLOCATIONS

     Investment decisions for the Fund and other accounts advised by the Advisor are made independently with a view to

achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investments may be appropriate for the Fund and one or more such accounts. If the Fund and other accounts advised by the Advisor are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Fund and each participating account. While in some cases, this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the Advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

     Berger Associates permits its directors, officers, employees and other access persons (as defined below) of Berger Associates ("covered persons") to purchase and sell securities for their own accounts in accordance with provisions governing personal investing in Berger Associates' Code of Ethics. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or Berger Associates' other advisory clients. Directors and officers of Berger Associates (including those who also serve as trustees of the Fund), investment personnel and other designated covered persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the Code. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirements described above, the Code subjects those covered persons deemed to be access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Berger Associates' Code. Those covered persons also may be required under certain circumstances to forfeit their profits made from personal trading. The Code is administered by Berger Associates and the provisions of the Code are subject to interpretation by and exceptions authorized by its board of directors.

     The Sub-Advisor has also adopted a Code of Ethics which permits investment and other personnel to purchase and sell securities for their own accounts, subject to restrictions set forth in its Code. In addition, during a two-day "blackout" period prior to a securities trade by the Fund, the Code prohibits

securities trades by directors, officers and employees in securities which the Fund proposes to buy or sell. Further, the Code requires investment and other personnel to at all times conduct their personal investment activities in a manner which places the interest of the Fund and its shareholders first.

5.   Expenses of the Fund
     ____________________

     Under the Investment Advisory Agreement, the Fund has agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of .90 of 1% (0.90%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly. This fee may be higher than that paid by most other mutual funds.

     The Fund pays all of its expenses not assumed by Berger Associates, which normally would include, but not be limited to, investment advisor fees, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of Berger Associates, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund.
The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.

     The Fund has adopted a 12b-1 plan (the "Plan") for the Investor Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to Berger Associates of a 12b-1 fee of .25 of 1% (0.25%) per annum of the Fund's average daily net assets represented by the Investor Shares to finance activities primarily intended to result in the sale of Investor Shares. The expenses paid by Berger Associates may include payments made to the Fund's distributor in connection with the distribution of the Investor Shares, costs of preparing, printing and mailing prospectuses to other than existing shareholders, as well as promotional expenses directed at increasing the sale of Investor Shares.

     The 12b-1 Plan for the Investor Shares came into effect on February 14, 1997, when the Fund commenced offering the Investor
Shares. A further discussion of the Plan is contained in Section 8 of the Prospectus.

     The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend

disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted in the previous section, approximately 41% of the outstanding shares of DST are owned by KCSI. The addresses and telephone numbers for DST set forth in the Prospectus and this Statement of Additional Information should be used for correspondence with the transfer agent.

     As recordkeeping and pricing agent, IFTC calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

     IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses. Under the Custodian Agreement in effect for the Fund until January 1, 1997, PWM, the Fund's then investment advisor, acted as the Fund's custodian and was not compensated under that Agreement other than by the reimbursement of its costs in providing such services.

     As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Fund's shareholders; calculates the amount of, and delivers to the Fund's shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Fund at an annual rate of $15.65 per open Fund shareholder account, subject to scheduled increases, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent. All of IFTC's fees are subject to reduction pursuant to an agreed upon formula for certain earnings credits on the cash balances of the Fund.

     The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6 Brokerage Policy for further information.

     The Fund and Berger Associates have entered into arrangements with certain organizations (broker-dealers, recordkeepers and administrators) to provide sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or


other services to investors purchasing shares of the Fund through investment programs or pension plans established or serviced by those organizations. The Fund and/or Berger Associates may pay fees to these organizations for their services. Any such fees paid by the Fund will be for services that otherwise would be provided or paid for by the Fund if all the investors who own Fund shares through these organizations were registered record holders of shares in the Fund.

     In addition, under a separate Administrative Services Agreement with respect to the Fund, Berger Associates performs certain administrative and recordkeeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. The Fund pays Berger Associates a fee at an annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. Those fees are in addition to the investment advisory fees paid under the Investment Advisory Agreement. The administrative services fees may be changed by the trustees without shareholder approval.

     The following table shows the cost to the Fund of the previously applicable advisory fee for the last three fiscal years. For the fiscal years shown, all amounts were paid to PWM, the Fund's then investment advisor, now the Fund's Sub-Advisor.

   Fiscal Year
      Ended                     Advisory
   December 31,                  Fee(1)
________________              ___________

     1994                $ 168,271
     1995                  275,236
     1996                  325,488
____________________

(1) Under the Investment Advisory Agreement in effect until February 14, 1997, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

Distributor
___________

     The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Blvd., Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing Investor Shares.

6.   Brokerage Policy
     ________________

     Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger Associates is directed to place the portfolio transactions of the Fund. Berger Associates is required to report on the placement of brokerage business to the trustees of the Fund

every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement.

     Under the Investment Advisory Agreement in effect until February 14, 1997, the advisor was permitted to place the Fund's brokerage with affiliated brokers, subject to adhering to certain procedures adopted by the trustees and subject to obtaining prompt execution or orders at the most favorable net price. All brokerage commissions paid by the Fund during the most recent three fiscal years were paid to PWM, then the Fund's advisor, now the Fund's Sub-Advisor, which is also a registered broker-dealer. The amounts paid were as follows:

                         BROKERAGE COMMISSIONS
                      _____________________


     Fiscal Year Ended           Paid to
       December 31                 PWM

     1996                     $  306,562
     1995                     $  342,121
     1994                     $  229,459

     The Investment Advisory Agreement in effect since February 14, 1997, between the Fund and Berger Associates authorizes and directs Berger Associates to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes Berger Associates to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Berger Associates determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger Associates.

     In accordance with this provision of the Agreement, Berger Associates places portfolio brokerage business of the Fund with brokers who provide useful research services to Berger Associates. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger Associates may be apprised of current developments in the above-mentioned factors.


     The research services received from brokers are often helpful to Berger Associates in performing its investment advisory responsi-bilities to the Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger Associates' advisory personnel to analyze and evaluate the securities in which the Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger Associates in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger Associates in rendering investment advice to the Fund.
Although such research services may be deemed to be of value to Berger Associates, they are not expected to decrease the expenses that Berger Associates would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by Berger Associates from the Fund be reduced as a result of the availability of such research services from brokers.

     The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. To date, the trustees have not authorized Berger Associates to place the Fund's brokerage with any other broker or dealer affiliated with Berger Associates or the Sub-Advisor.

7.   How To Purchase Shares In the Fund
     __________________________________

     Minimum Initial Investment                              $2,000.00
     Minimum Subsequent Investment                             $ 50.00

     To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the Fund in care of DST Systems, Inc., the Fund's sub-transfer agent, as follows:

     Berger Funds
     c/o DST Systems, Inc.
     P.O. Box 419958
     Kansas City, MO  64141

     If a shareholder is adding to an existing account, shares may also be purchased by placing an order by telephone call to the Fund at 1-800-551-5849 or via personal computer through on-line service providers or other on-line access points approved by the Fund, and remitting payment to DST Systems, Inc. Payment for shares ordered on-line must be made by electronic funds transfer. In order to make sure that payment for telephone purchases is received on time, shareholders are encouraged to remit payment by


electronic funds transfer. Shareholders may also remit payment by wire or by overnight delivery.

     In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases the Fund shares directly from the Fund as described above.

8.   How The Net Asset Value Is Determined
     _____________________________________

     The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of the Investor Shares is determined by dividing the Investor Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Investor Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Investor Shares, by the total number of Investor Shares outstanding.

     In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.


9.   Income Dividends, Capital Gains
     Distributions and Tax Treatment
     _______________________________

     It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code and to distribute to its investors all or substantially all of its taxable income as defined in the Code. The Fund met the requirements for the last fiscal year end, and intends to meet them in the future. If the Fund meets the Subchapter M requirements, it generally is not liable for Federal income taxes to the extent its earnings are distributed.
Qualification as a regulated investment company under the Internal Revenue Code does not, however, involve any federal supervision of management or of the investment practices or policies of the Fund. If the Fund distributes annually less than 98% of its income and gain, it will be subject to a nondeductible excise tax equal to 4% of the shortfall.

     Advice as to the tax status of each year's dividends and distributions will be mailed annually to the shareholders of the Fund. Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. Any loss on the redemption or other sale or exchange of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. A portion of the dividends (but not capital gains distributions) paid by the Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Fund's income consists of dividends paid by United States corporations. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by the Fund.

     Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Fund will be treated as expenses of the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     If the amount of the Fund's distributions for a taxable year exceeds the Fund's tax earnings and profits available for distribution, all or portion or the distributions may be treated as a return of capital or as capital gains. In the event a distribution is treated as a return of capital, the shareholder's basis in his or her Fund shares will be reduced to the extent the distribution is so treated.


     At certain levels of taxable income, the Internal Revenue Code provides a preferential tax rate for long-term capital gains. Long-term capital gains of taxpayers other than corporations are taxed at a 28% maximum rate, whereas ordinary income is taxed at a 39.6% maximum rate. Capital losses continue to be deductible only against capital gains plus (in the case of taxpayers other than corporations) $3,000 of ordinary income annually ($1,500 for married individuals filing separately).

10.  Suspension of Redemption Rights
     _______________________________

     The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8. Shareholders have the ability to request in writing a review of the valuation of in-kind redemptions, which will be considered by the trustees of the Fund within 90 days of such written request.

11.  Tax-Sheltered Retirement Plans
     ______________________________

     The Fund offers a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such Plans by accumulating shares of the Fund with tax-deductible dollars.


Profit-Sharing and Money Purchase Pension Plans
_______________________________________________

     Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Fund. All income and capital gains in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.

     If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your and your employees' compensation or earned income. By adopting both the Profit-Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

     If you wish to purchase shares of the Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Fund. IFTC serves as trustee of the Plan, for which it charges an annual trustee's fee of $12 for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Fund or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.

     Distributions from the Profit-Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59-1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70-1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70-1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under Federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the Plans is recommended.

     In order to receive the necessary materials to create a Profit-Sharing or Money Purchase Pension Plan, please write to the Fund, c/o Berger Associates, Inc., P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001. Trustees for 401(k) or other


existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Fund at 1-800-333-1001.

Individual Retirement Account (IRA)
___________________________________

     If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you can provide for your own retirement by adopting an IRA. Under an IRA, you can contribute each year up to the lesser of 100% of your compensation or $2,000. If you have a nonemployed spouse (or if your spouse elects to be treated as having no compensation), you may make contributions totaling up to $4,000 to two IRAs (with no more than $2,000 being contributed to either account). If neither you nor your spouse are covered by an existing qualified retirement plan, or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for Federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, and your income exceeds the applicable amounts, your IRA contributions are not deductible for Federal income tax purposes. However, whether your contributions are deductible or not, the income and capital gains on your IRA are not taxed until the account is distributed.

     If you wish to create an IRA to invest in shares of the Fund, you may use the Fund's IRA custodial agreement form which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, IFTC will serve as custodian, for which it will charge an annual custodian fee of $12 per Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

     Distributions from an IRA generally may not be made without penalty until you reach age 59-1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70-1/2. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor is recommended.

     In order to receive the necessary materials to create an IRA account, please write to the Fund, c/o Berger Associates, Inc., P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

403(b) Custodial Accounts
_________________________

     If you are employed by a public school system or certain tax-exempt organizations such as private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.


     Your employer will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. The amount which you may contribute annually under a salary reduction agreement is generally the lesser of $9,500 or your exclusion allowance, which is based upon a specified formula. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to Federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains in the account are tax-free until withdrawn.

     Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59-1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70-1/2 or the calendar year in which you retire. Except for required distributions after age 70-1/2 and periodic distributions over more than 10 years, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the 403(b) Custodial Account is recommended.

     Individuals who wish to purchase shares of the Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Fund. IFTC serves as custodian of the 403(b) Custodial Account, for which it charges an annual custodian fee of $12 per Fund in which the participant's account is invested.

     In order to receive the necessary materials to create a 403(b) Custodial Account, please write to the Fund, c/o Berger Associates, Inc., P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

12.  Exchange Privilege and Systematic Withdrawal Plan
     _________________________________________________

     A shareholder who owns shares of the Fund worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the shareholder at regular intervals by the Fund in which the shareholder is invested.
     To establish a Systematic Withdrawal account, the shareholder deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the shareholder's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the shareholder of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of each month.


     Withdrawal payments are not yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of the shareholder's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The shareholder may, of course, make additional deposits of Fund shares in the shareholder's account at any time.

     Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax advisor concerning proper tax treatment of the redemption.

     Any shareholder may exchange any or all of the shareholder's shares in the Fund for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the funds or Berger Associates. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., via a personal computer through on-line service providers or other on-line access points approved by the Fund, or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege is revocable by the Fund, and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.  Performance Information
     _______________________

     The Prospectus contains a brief description of how total return is calculated.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, or for the period since the Fund's registration statement became effective, if shorter. These are the rates of return that would equate the initial amount invested to the ending


redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T) (to the power of n) = ERV (where P
= a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

     For the 1-year, 3-year and 5-year periods ending December 31, 1996, and for the period from October 21, 1987 (date of first public offering) through December 31, 1996, the average annual total returns for the Fund were 25.58%, 19.11%, 18.63% and 14.41%, respectively. Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering Investor Shares. Therefore, the quoted performance data include periods prior to the adoption of class designations and do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares, which might adversely affect performance results for the Investor Shares for periods after that date.

14.  Additional Information
     ______________________

     The Fund was originally organized in November 1984 as a Delaware corporation. In May 1990, the Fund was reorganized from a Delaware corporation into a Massachusetts business trust known as The Omni Investment Fund (the "Trust"). Pursuant to the Fund's reorganization, the Fund as a series of the Trust assumed all of the assets and liabilities of the Fund as a Delaware corporation, and Fund shareholders received shares of the Massachusetts business trust equal both in number and net asset value to their shares of the Delaware corporation. All references in this Statement of Additional Information to the Fund and all financial and other


information about the Fund prior to such reorganization are to the Fund as a Delaware corporation; all references after such reorganization are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund.

     The Trust is authorized to issue an indefinite number of shares of beneficial interest having a par value of $0.01 per share, which may be issued in any number of series. Currently, the Fund is the only series established under the Trust, although others may be added in the future. The shares of each series of the Trust are permitted to be divided into classes. Currently, the Fund issues two classes of shares: The Investor Shares, to which this Statement of Additional Information relates, are available to the general public, subject to the Fund's regular minimum investment requirements as specified in the Prospectus. A separate class of shares, Institutional Shares, are offered through a separate prospectus and statement of additional information and are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $100,000.

     Under the Fund's Declaration of Trust, each trustee will continue in office until the termination of the Trust or his or her earlier death, resignation, incapacity, retirement or removal. Vacancies will be filled by a majority vote of the remaining trustees, subject to the provisions of the Investment Company Act of 1940. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the Investment Company Act of 1940. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Trust, to amend the Declaration of Trust, and on any other matters on which a shareholder vote is required by the Investment Company Act of 1940, the Declaration of Trust, the Trust's bylaws or the trustees.

          Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to a vote of shareholders. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and in such event the holders of the remaining shares will not be able to elect any person as a trustee.

     Shares of the Fund are fully paid and non-assessable when issued. Dividends, distributions and the residual assets of the Fund in the event of liquidation are distributed to shareholders equally for each outstanding share of the Fund, subject to any applicable distinctions by class. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is


customary, but the Fund is not required to recognize any transfer until it is recorded on the books.

          Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

     Insofar as the management of the Fund is aware, as of November 11, 1996, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for United Missouri Bank of Kansas City, N.A., P.O. Box 419692, Kansas City, MO 64141, as trustee of the Kansas City Southern Industries, Inc. Profit Sharing Trust, which held approximately 20% of the Fund's outstanding shares (now all designated as Institutional Shares).

DISTRIBUTION

     The Distributor is the principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer.


     The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues through April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Trust or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value.


OTHER INFORMATION

     Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver,
Colorado, acts as counsel to the Fund.

     Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, acted as independent accountants for the Fund for the fiscal year ended December 31, 1996.

     The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial Statements
____________________

     The statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Fund for the fiscal year ended December 31, 1996, and the Report of Independent Auditors thereon dated January 24, 1997, are incorporated by reference into this Statement of Additional Information from the Annual Report to Shareholders dated December 31, 1996, for the Fund. A copy of the 1996 Annual Report for the Fund is enclosed with this Statement of Additional Information.


                              APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

     The Fund may purchase securities which are convertible into common stock when the Fund's management believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks.

     Specifically, corporate debt securities which are below investment grade (securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities which the Fund may purchase and hold are subject to a higher risk of non-payment of principal or interest, or both, than higher grade debt securities. Generally speaking, the lower the quality of a debt security (which may be reflected in its Moody's and/or Standard & Poor's ratings), the higher the yield it will provide, but the greater the risk that interest or principal payments will not be made when due. Thus, the lower the grade of a security, the more speculative characteristics it generally has. Information about the ratings of Moody's and Standard & Poor's, and the investment risks associated with the various ratings, is set forth below.

     The market prices of these lower grade convertible securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

CORPORATE BOND RATINGS

     The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.


KEY TO MOODY'S CORPORATE RATINGS

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

     AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC and C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

     C1-The rating C1 is reserved for income bonds on which no interest is being paid.

     D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      BERGER SMALL CAP VALUE FUND
                         INSTITUTIONAL SHARES

                  STATEMENT OF ADDITIONAL INFORMATION

                 SHAREHOLDER SERVICES: 1-800-960-8427

          This Statement of Additional Information about the Berger Small Cap Value Fund (the "Fund") Institutional Shares is not a prospectus. It should be read in conjunction with the Prospectus describing the Institutional Shares of the Fund, dated February 14, 1997, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-706-0539.

            The Fund is a no-load, diversified mutual fund. The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of small companies that the Fund's investment sub-advisor believes are undervalued in the marketplace relative to their assets, earnings, cash flow or business franchise. Under normal circumstances, the Fund will invest at least 65% of its assets in common stocks of small companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in common stocks of companies with market capitalizations in excess of $1 billion, equity securities other than common stocks, government securities, short-term investments or other securities described in the Prospectus, if the sub-advisor believes these are likely to be best suited at that time to achieve the Fund's objective. Current income is not an investment objective of the Fund and any income produced will be a by-product of the effort to achieve the Fund's objective.

            This Statement of Additional Information is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance of $500.

            The Fund is a series of Berger Omni Investment Trust, a Massachusetts business trust (the "Trust"). Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund.

                           FEBRUARY 14, 1997

                           TABLE OF CONTENTS
                                   &
                    CROSS-REFERENCES TO PROSPECTUS



                                         Cross-References to
                                         Related Disclosures
     Table of Contents                      in Prospectus
     -----------------                   -------------------


     Introduction                            Section  3

1.   Portfolio Policies of the Fund          Section  3, 4, 5

2.   Investment Restrictions                 Section  4

3.   Management of the Fund                  Section  6

4.   Investment Advisor                      Section  6

5.   Expenses of the Fund                    Section  6, 7

6.   Brokerage Policy                        Section  6, 7

7.   Purchase of Shares in                   Section  8
                                             the Fund
8.   Net Asset Value                         Section  9

9.   Income Dividends, Capital Gains         Section 14
     Distributions and Tax Treatment

10.  Suspension of Redemption Rights         Section 11

11.  Tax-Sheltered Retirement Plans          Section 13

12.  Special Purchase and Exchange Plans     Section 13

13.  Performance Information                 Section 16

14.  Additional Information                  Section 15

     Financial Statements

                          INTRODUCTION
                          ------------


          The Berger Small Cap Value Fund (the "Fund") is a mutual fund, or to use a more technical term, a diversified open-end, management investment company. The Fund's investment objective is capital appreciation.

1.        Portfolio Policies of the Fund
          ------------------------------

          The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

          CONVERTIBLE SECURITIES. The Fund may purchase securities that are convertible into common stock when the Sub- Advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or being of similar creditworthiness in the determination of the Sub-Advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Fund will invest less than 20% of the market value of its net assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.

          ILLIQUID SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such


security, the purchase of which would cause the Fund to invest more than 10% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. If securities become illiquid following purchase or other circumstances cause more than 10% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction.

          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the Sub-Advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Although these risks

are acknowledged, it is expected that they can be controlled through careful monitoring procedures.

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

          When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

          HEDGING TRANSACTIONS. As described in the Prospectus, the Fund is authorized to make limited use of certain types of options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of options is also subject to policies and procedures which may be established by the trustees from time to time. A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. The following is additional information concerning the options which the Fund may utilize, provided that no more than 5% of the Fund's


net assets at the time the contract is entered into may be used for premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 10% of the Fund's net assets. The following information should be read in conjunction with the information concerning the Fund's use of options and the risks of such instruments contained in the Prospectus.

          Options on Securities and Securities Indices. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position.
Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

          A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

          The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the


clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


          In addition, when the Fund enters into an over-the- counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

          An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

          The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

          An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

          PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table in Section 2 of the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. A 100% turnover rate is higher than the turnover rate experienced by most mutual funds. The Fund anticipates that its portfolio turnover rates in future years may exceed 100%, and investment changes will be made


whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

          Increased portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions. The Fund's brokerage policy is discussed further under Section 6 Brokerage Policy, and additional information concerning income taxes is located under Section 15 Income Dividends, Capital Gains Distributions and Tax Treatment.

2.        Investment Restrictions
          -----------------------

          The Fund has adopted the following fundamental restrictions on its investments and other activities, and none of these restrictions may be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

          (1) Issue senior securities as defined in the Investment Company Act of 1940;

          (2) Invest in companies for the purpose of acquiring control or management thereof;

          (3) Invest or hold securities of any issuer if the officers and trustees of the Fund and its advisor own individually more than one-half (1/2) of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

          (4) Invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission);

          (5) Participate on a joint or joint and several basis in any trading account in securities;

          (6) Purchase securities of any company with a record of less than three (3) years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets;


          (7)  Invest in securities (except those of the U.S.
government or its agencies) of any issuer if immediately thereafter the Fund would then own more than 10% of that issuer's voting securities;

          (8) Loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase;

          (9) Borrow money in excess of 5% of the value of its assets and, then, only as a temporary measure for extraordinary or emergency purposes;

          (10) Pledge, mortgage or hypothecate any of its assets to secure a debt;

          (11) Purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests);

          (12) Purchase securities on margin or sell short;

          (13) Invest in commodities or commodity contracts;

          (14) Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 ("Restricted Securities");

          (15) Invest more than 10% of the value of its net assets in illiquid securities, including Restricted Securities, securities which are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options;

          (16) Invest in oil, gas or mineral leases;

          (17) Invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System;

          (18) Invest more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies; or

          (19) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b)


the Fund owns more than 10% of the outstanding voting securities of such issuer.

          In applying the Fund's industry concentration restriction (number (18) above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co.
Incorporated.

          The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

          (1) Only for the purpose of hedging, the Fund may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's total assets.

          (2) The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

          Investment restrictions that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund.

3.        Management of the Fund
          ----------------------

          The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.

* GERARD M. LAVIN, 210 University Boulevard, Suite 900, Denver, CO 80206, age 54. President and a trustee of Berger Omni Investment Trust and Berger Investment Portfolio Trust, and President and a director of Berger 100 Fund and Berger Growth and Income Fund, since February 1997. President and a trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust since their inception in May 1996. President and a trustee of Berger Institutional Products Trust since its inception in October 1995. President and a director since April 1995 of Berger Associates, Inc. Member and Chairman of the Board of Managers and Chief Executive Officer on the Management Committee of BBOI Worldwide LLC since November 1996. A Vice President of DST Systems, Inc. (data processing) since July 1995. Director of First of Michigan Capital Corp. (holding company) and First of Michigan Corp. (broker-dealer) since March 1995. Formerly President and Chief Executive Officer of Investors Fiduciary Trust Company (banking) from February 1992 to March 1995 and Chief Operating Officer of SunAmerica


          Asset Management Co. (money management) from January 1990 to February 1992.

     DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, age 68. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* WILLIAM M. B. BERGER, 210 University Boulevard, Suite 900, Denver, CO 80206, age 71. Director and, formerly, President (1974-1994) of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger Institutional Products Trust since its inception in October 1995. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Trustee of Berger Omni Investment Trust since February 1997. Chairman (since 1994) and a Director (since
          1973) and, formerly, President (1973-1994) of Berger
          Associates.

     LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, age 71.
          President, Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide funds Trust, Berger/BIAM WorldwidePortfolios Trust and Berger Omni Investment Trust.

     KATHERINE A. CATTANACH, 384 South Ogden, Denver, CO 80209, age
          51. Managing Principal, Sovereign Financial Services, L.L.C. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     LUCY BLACK CREIGHTON, 1917 Leyden Street, Denver, CO 80220, age
          69. Associate, University College, University of Denver. Formerly, President of the Colorado State Board of Land Commissioners (1989-1995), and Vice President and Economist (1983-1988) and Consulting Economist (1989) for First Interstate Bank of Denver. Ph.D. in Economics (Harvard University). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM


          Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios
          Trust and Berger Omni Investment Trust.

     PAUL R. KNAPP, 33 North LaSalle Street, Suite 1920, Chicago, IL
          60602, age 51. Since 1991, Director, Chairman, President and Chief Executive Officer of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions) and Catalyst Consulting (international financial institutions business consulting firm). Formerly (1988-1991), Director, President and Chief Executive Officer of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO
          80202, age 64. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.


     MICHAEL OWEN, 412 Reid Hall, Montana State University, Bozeman,
          MT  59717, age 59.  Since 1994, Dean, and from 1989 to 1994, a member of the Finance faculty, of the College of Business, Montana State University. Self-employed as a financial and management consultant, and in real estate development. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, age 68. President, Sinclaire Cattle Co., and private investor. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* CRAIG D. CLOYED, 210 University Boulevard, Suite 900, Denver, CO 80206, age 50. Vice President of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Vice President of Berger Omni Investment Trust since February 1997. Also, Vice President and Chief Marketing Officer of Berger Associates, Inc., since


          August 1995, and President, CEO and a director of Berger Distributors, Inc., since its inception in May 1996.
          Formerly (September 1989 to August 1995), Senior Vice
          President of INVESCO Funds Group (mutual funds).

*    KEVIN R. FAY, 210 University Boulevard, Suite 900, Denver,
          CO 80206, age 41. Vice President, Secretary and Treasurer of Berger 100 Fund and Berger Growth and Income Fund since October 1991, of Berger Investment Portfolio Trust since its inception in August 1993, of Berger Institutional Products Trust since its inception in October 1995, of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996, and of Berger Omni Investment Trust since February 1997. Also, Vice President-Finance and Administration, Secretary and Treasurer of Berger Associates since September 1991 and a director of Berger Distributors, Inc., since its inception in May 1996. Formerly, Financial Consultant (registered representative) with Neidiger Tucker Bruner, Inc. (broker-dealer) (October 1989 to September 1991) and Financial Consultant with Merrill Lynch, Pierce, Fenner & Smith, Inc. (October 1985 to October 1989).
________________

*  Interested person (as defined in the Investment Company Act of
1940) of the Fund and of the Fund's Advisor or Sub-Advisor.

     The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

          The officers of the Fund received no compensation from the Fund during the fiscal year ended December 31, 1996. Each non-interested trustee of the Fund received $300 per Board meeting attended. During the fiscal year ended December 31, 1996, the Fund paid aggregate fees to its non-interested trustees of $4,350.

          Effective February 14, 1997, the trustees shown in the table below, who also act as trustees of other Berger Funds, became the trustees of the Fund with shareholder approval. As the Fund's new trustees, those who are not interested persons of the Advisor or the Sub-Advisor are compensated for their services according to a fee schedule, allocated among the Berger Funds, which includes an annual fee component and a per meeting fee component. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

          Set forth below is information regarding compensation paid or accrued during the year ended December 31, 1996, for each current trustee of the Fund as a director or trustee of other Berger Funds.



NAME AND POSITION             AGGREGATE              AGGREGATE
WITH BERGER FUNDS         COMPENSATION FROM       COMPENSATION(1)
                              THE FUND                 FROM
                                                  ALL BERGER FUNDS(2)

Dennis E. Baldwin(3)          $0*                      $45,000
William M.B. Berger(3),(5)    $0*                      $     0
Louis R. Bindner(3)           $0*                      $36,000
Katherine A. Cattanach(3)     $0*                      $43,500
Lucy Black Creighton(3)       $0*                      $36,000
Paul R. Knapp(3)              $0*                      $45,000
Gerard M. Lavin(4),(5)        $0*                      $     0
Harry T. Lewis(3)             $0*                      $40,500
Michael Owen(3)               $0*                      $55,000
William Sinclaire(3)          $0*                      $34,500

* The persons named above were elected as trustees of the Fund effective February 14, 1997, and accordingly did not receive any compensation from the Fund during the fiscal year ended December 31, 1996. The Fund's former trustees who were not interested persons of the Fund received during that fiscal year the following trustee compensation: Burt W. Engelberg: $1,650; John R. Hall $1,050; Keith L. Cook $1,650.

(1) Directors/trustees who are not interested persons of Berger Associates received as a group compensation from the Berger Funds of approximately $335,500 for the year ended December 31, 1996. Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $3,375; Louis R. Bindner $22,500; Katherine A. Cattanach $43,500; Lucy Black Creighton $26,981; Michael Owen $10,992; William Sinclaire $14,250.

(2) Includes Berger 100 Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust (two funds), Berger Institutional Products Trust (three funds), Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust (three funds). Berger Omni Investment Trust (one fund) was added to the Berger Funds complex in February 1997.

(3) Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM
Worldwide Portfolios Trust and Berger Omni Investment Trust.

(4)  Trustee of Berger Institutional Products Trust, Berger/BIAM
Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and
Berger Omni Investment Trust.

(5)  Interested person of the Fund or the Fund's Advisor or Sub-
Advisor.


          Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by certain of the Berger Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, those Berger Funds that have adopted the plan are permitted to purchase shares of the designated funds in order to offset their obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The obligation of a Berger Fund to make payments of deferred fees under the plan is a general obligation of that fund.

          As of the date of this Statement of Additional Information, the current officers and trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

4.        Investment Advisor
          ------------------

INVESTMENT ADVISOR

          The investment advisor to the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates became the Fund's investment advisor on February 14, 1997, following shareholder approval of a new Investment Advisory Agreement between the Fund and the Advisor. The Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Advisor is permitted to engage a sub-advisor for the Fund. The Advisor also acts as the Fund's administrator and is responsible for such functions as monitoring the Fund's compliance with all applicable federal and state laws.

          The Advisor has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds, pension and profit-sharing plans, and institutional and private investors, and has assets under management of more than $3.6 billion as of September 30, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of the Advisor. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent.


THE SUB-ADVISOR

     Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-advisor. The Sub-Advisor was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The Sub-Advisor is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

     PWM was the Fund's investment advisor from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

     Robert H. Perkins is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins has held such responsibility and has been employed by the Sub-Advisor since the Fund commenced operations in 1985. Mr. Perkins owns 49% of the Sub-Advisor's outstanding common stock and serves as Secretary and a director of the Sub-Advisor. Gregory E. Wolf owns 20% of the Sub-Advisor's outstanding common stock and serves as President and a director of the Sub-Advisor.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Advisor and the Fund, the Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Under the Investment Advisory Agreement, the Advisor is compensated for its services to the Fund by the payment of a fee at the annual rate of 0.90% of the average daily net assets of the Fund.

     The Investment Advisory Agreement will continue in effect until April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Advisor or Sub-Advisor. The Agreement is subject to termination by the Fund or the Advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

     Under the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor is responsible for day-to-day portfolio management of the Fund. The Sub-Advisor manages the investments in the Fund and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees


of the Fund. The Fund pays no fees directly to the Sub-Advisor. The Sub-Advisor will receive from the Advisor a fee at the annual rate of 0.90% of the first $75 million of average daily net asset of the Fund, 0.50% of the next $125 million, and 0.20% of any amounts in excess of $200 million.

     The Sub-Advisory Agreement will continue in effect until April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Advisor or the Sub-Advisor. The Sub-Advisory Agreement is subject to termination by the Fund or the Sub-Advisor on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN THE ADVISOR AND SUB-ADVISOR

     The Advisor and Sub-Advisor entered into an Agreement, dated November 18, 1996 (the "November 18 Agreement"), under which, among other things, the Sub-Advisor agreed that, so long as Berger acts as the Fund's Advisor and PWM provides sub-advisory or other services in connection with the Fund, the Sub-Advisor will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund.

     The November 18 Agreement also provides that at the end of the first five years under the Sub-Advisory Agreement (or at such earlier time if the Sub-Advisory Agreement is terminated or not renewed by the trustees other than for cause), Berger and PWM will enter into a consulting agreement for PWM to provide consulting services to Berger with respect to the Fund, subject to any requisite approvals under the Investment Company Act of 1940. Under the Consulting Agreement, PWM would provide training and assistance to Berger analysts and marketing support appropriate to the Fund and would be paid a fee at an annual rate of 0.10% of the first $100 million of average daily net assets of the Fund, 0.05% of the next $100 million and 0.02% on any part in excess of $200 million. No part of the consulting fee would be borne by the Fund.

     Berger and PWM have further agreed under the November 18 Agreement that if the Fund's assets do not reach $100 million at any time during the first five years after Berger becomes the Fund's advisor, Berger will use its reasonable best efforts, consistent with the fiduciary obligations of all parties, together with PWM, to obtain the required approvals of a new advisory agreement between PWM and the Trust for the Fund.

TRADE ALLOCATIONS

     Investment decisions for the Fund and other accounts advised by the Advisor are made independently with a view to


achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investments may be appropriate for the Fund and one or more such accounts. If the Fund and other accounts advised by the Advisor are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Fund and each participating account. While in some cases, this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the Advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

     Berger Associates permits its directors, officers, employees and other access persons (as defined below) of Berger Associates ("covered persons") to purchase and sell securities for their own accounts in accordance with provisions governing personal investing in Berger Associates' Code of Ethics. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or Berger Associates' other advisory clients. Directors and officers of Berger Associates (including those who also serve as trustees of the Fund), investment personnel and other designated covered persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the Code. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirements described above, the Code subjects those covered persons deemed to be access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Berger Associates' Code. Those covered persons also may be required under certain circumstances to forfeit their profits made from personal trading. The Code is administered by Berger Associates and the provisions of the Code are subject to interpretation by and exceptions authorized by its board of directors.

     The Sub-Advisor has also adopted a Code of Ethics which permits investment and other personnel to purchase and sell securities for their own accounts, subject to restrictions set forth in its Code. In addition, during a two-day "blackout" period prior to a securities trade by the Fund, the Code prohibits

securities trades by directors, officers and employees in securities which the Fund proposes to buy or sell. Further, the Code requires investment and other personnel to at all times conduct their personal investment activities in a manner which places the interest of the Fund and its shareholders first.

5.   Expenses of the Fund
     ____________________

     Under the Investment Advisory Agreement, the Fund has agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of .90 of 1% (0.90%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly. This fee may be higher than that paid by most other mutual funds.

     The Fund pays all of its expenses not assumed by Berger Associates, which normally would include, but not be limited to, investment advisor fees, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of Berger Associates, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund.
The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.

     The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend, disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted in the previous section, approximately 41% of the outstanding shares of DST are owned by KCSI. The addresses and telephone numbers for DST set forth in the Prospectus and this Statement of Additional Information should be used for correspondence with the transfer agent.

     As recordkeeping and pricing agent, IFTC calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

     IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not


perform any managerial or policy-making functions for the Fund. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses. Under the Custodian Agreement in effect for the Fund until January 1, 1997, PWM, the Fund's then investment advisor, acted as the Fund's custodian and was not compensated under that Agreement other than by the reimbursement of its costs in providing such services.

     As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Fund's shareholders; calculates the amount of, and delivers to the Fund's shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Fund at an annual rate of $15.65 per open Fund shareholder account, subject to scheduled increases, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent. All of IFTC's fees are subject to reduction pursuant to an agreed upon formula for certain earnings credits on the cash balances of the Fund.

     The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6 Brokerage Policy for further information.

     The Fund and Berger Associates have entered into arrangements with certain organizations (broker-dealers, recordkeepers and administrators) to provide sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services to investors purchasing shares of the Fund through investment programs or pension plans established or serviced by those organizations. The Fund and/or Berger Associates may pay fees to these organizations for their services. Any such fees paid by the Fund will be for services that otherwise would be provided or paid for by the Fund if all the investors who own Fund shares through these organizations were registered record holders of shares in the Fund.

     In addition, under a separate Administrative Services Agreement with respect to the Fund, Berger Associates performs certain administrative and recordkeeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. The Fund pays Berger Associates a fee at an annual rate of 1/100 of 1% (0.01%) of its average daily net assets for such services. Those fees are in addition to the investment advisory fees paid under the Investment


Advisory Agreement. The administrative services fees may be changed by the trustees without shareholder approval.

     The following table shows the cost to the Fund of the previously applicable advisory fee for the last three fiscal years. For the fiscal years shown, all amounts were paid to PWM, the Fund's then investment advisor, now the Fund's Sub-Advisor.

   Fiscal Year
      Ended                Advisory
   December 31,             Fee(1)
________________         ___________

     1994                $ 168,271
     1995                  275,236
     1996                  325,488
____________________

(1) Under the Investment Advisory Agreement in effect until February 14, 1997, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

Distributor
___________

     The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Blvd., Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing Investor Shares.

6.   Brokerage Policy
     ________________

     Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger Associates is directed to place the portfolio transactions of the Fund. Berger Associates is required to report on the placement of brokerage business to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement.

     Under the Investment Advisory Agreement in effect until February 14, 1997, the advisor was permitted to place the Fund's brokerage with affiliated brokers, subject to adhering to certain procedures adopted by the trustees and subject to obtaining prompt execution or orders at the most favorable net price. All brokerage commissions paid by the Fund during the most recent three fiscal years were paid to PWM, then the Fund's advisor, now the Fund's Sub-Advisor, which is also a registered broker-dealer. The amounts paid were as follows:


                         BROKERAGE COMMISSIONS
                         _____________________


     Fiscal Year Ended          Paid to
       December 31                PWM
     ________________         ___________

     1996                     $  306,562
     1995                     $  342,121
     1994                     $  229,459

     The Investment Advisory Agreement in effect since February 14, 1997, between the Fund and Berger Associates authorizes and directs Berger Associates to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes Berger Associates to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Berger Associates determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger Associates.

     In accordance with this provision of the Agreement, Berger Associates places portfolio brokerage business of the Fund with brokers who provide useful research services to Berger Associates. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger Associates may be apprised of current developments in the above-mentioned factors.

     The research services received from brokers are often helpful to Berger Associates in performing its investment advisory responsi-bilities to the Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger Associates' advisory personnel to analyze and evaluate the securities in which the Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger Associates in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger Associates in rendering investment advice to the Fund.
Although such research services may be deemed to be of value to Berger


Associates, they are not expected to decrease the expenses that Berger Associates would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by Berger Associates from the Fund be reduced as a result of the availability of such research services from brokers.

     The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. To date, the trustees have not authorized Berger Associates to place the Fund's brokerage with any other broker or dealer affiliated with Berger Associates or the Sub-Advisor.

7.   How To Purchase Shares In the Fund
     __________________________________

     Minimum Initial Investment
     for Institutional Shares:                             $100,000.00

     Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $100,000. (This requirement is inapplicable to shareholders who purchased shares prior to February 14, 1997, who met the initial investment minimum in effect for the Fund at the time of their initial purchase.) To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the Fund in care of DST Systems, Inc., the Fund's sub-transfer agent, as follows:

     Berger Funds
     c/o DST Systems, Inc.
     P.O. Box 419958
     Kansas City, MO  64141

          Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the transfer agent, subtransfer agent or any other authorized agent of the Fund prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

          Additional investments may be made at any time by telephone or by mail at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above. Unless effected through an Automatic


Investment Plan, subsequent purchases by shareholders must be in the minimum amount of $1,000.

     In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases the Fund shares directly from the Fund as described above.

8.   Net Asset Value
     _______________

     The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of the Investor Shares is determined by dividing the Investor Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Investor Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Investor Shares, by the total number of Investor Shares outstanding.

     In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.


9.   Income Dividends, Capital Gains
     Distributions and Tax Treatment
     _______________________________

     It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code and to distribute to its investors all or substantially all of its taxable income as defined in the Code. The Fund met the requirements for the last fiscal year end, and intends to meet them in the future. If the Fund meets the Subchapter M requirements, it generally is not liable for Federal income taxes to the extent its earnings are distributed.
Qualification as a regulated investment company under the Internal Revenue Code does not, however, involve any federal supervision of management or of the investment practices or policies of the Fund. If the Fund distributes annually less than 98% of its income and gain, it will be subject to a nondeductible excise tax equal to 4% of the shortfall.

     Advice as to the tax status of each year's dividends and distributions will be mailed annually to the shareholders of the Fund. Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. Any loss on the redemption or other sale or exchange of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. A portion of the dividends (but not capital gains distributions) paid by the Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Fund's income consists of dividends paid by United States corporations. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by the Fund.

     Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Fund will be treated as expenses of the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     If the amount of the Fund's distributions for a taxable year exceeds the Fund's tax earnings and profits available for distribution, all or portion or the distributions may be treated as a return of capital or as capital gains. In the event a distribution is treated as a return of capital, the shareholder's basis in his or her Fund shares will be reduced to the extent the distribution is so treated.


     At certain levels of taxable income, the Internal Revenue Code provides a preferential tax rate for long-term capital gains. Long-term capital gains of taxpayers other than corporations are taxed at a 28% maximum rate, whereas ordinary income is taxed at a 39.6% maximum rate. Capital losses continue to be deductible only against capital gains plus (in the case of taxpayers other than corporations) $3,000 of ordinary income annually ($1,500 for married individuals filing separately).

10.  Suspension of Redemption Rights
     _______________________________

     The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8. Shareholders have the ability to request in writing a review of the valuation of in-kind redemptions, which will be considered by the trustees of the Fund within 90 days of such written request.

11.       Plans and Programs
          ------------------

          The Fund offers several tax-qualified retirement plans for adoption by individuals and employers. The Fund also offers both a profit-sharing plan and a money purchase pension plan for employers and self-employed persons, an Individual Retirement Account ("IRA") and a 403(b) Custodial Account.

          In order to receive the necessary materials to create a profit-sharing or money purchase pension plan account, an IRA account or a 403(b) Custodial Account, please write to the Fund,



c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-800-706-0539. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Fund at 1-800-960-8427.


          The Fund also offers an Automatic Investment Plan (minimum $100 per monthly or quarterly investment) and a Systematic Withdrawal Plan (for shareholders who own shares of the Fund worth at least $5,000; minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-960-8427.

12.       Exchange Privilege
          ------------------

          Any shareholder may exchange any or all of the shareholder's shares in the Fund for shares of any of the other available Berger Funds, without charge, after receiving a current prospectus of the other fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., or simply by telephoning the Berger Funds at 1-800-960-8427. This privilege is revocable by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.       Performance Information
          -----------------------

          The Prospectus contains a brief description of how total return is calculated.

          Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, or for the period since the Fund's registration statement became effective, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(to the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


          Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering another class of shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

          For the 1-year, 3-year and 5-year periods ending December 31, 1996, and for the period from October 21, 1987 (date of first public offering) through December 31, 1996, the average annual total returns for the Fund were 25.58%, 19.11%, 18.63% and 14.41%, respectively.

14.       Additional Information
          ----------------------

          The Fund was originally organized in November 1984 as a Delaware corporation. In May 1990, the Fund was reorganized from a Delaware corporation into a Massachusetts business trust known as The Omni Investment Fund (the "Trust"). Pursuant to the Fund's reorganization, the Fund as a series of the Trust assumed all of the assets and liabilities of the Fund as a Delaware corporation, and Fund shareholders received shares of the Massachusetts business trust equal both in number and net asset value to their shares of the Delaware corporation. All references in this Statement of Additional Information to the Fund and all financial and other information about the Fund prior to such reorganization are to the Fund as a Delaware corporation; all references after such reorganization are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund.

          The Trust is authorized to issue an indefinite number of shares of beneficial interest having a par value of $0.01 per share, which may be issued in any number of series. Currently, the Fund is the only series established under the Trust, although others may be added in the future. The shares of each series of the Trust are permitted to be divided into classes. Currently, the Fund issues two classes of shares: The Institutional Shares, to which this Statement of Additional Information relates, are


designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500. A separate class of shares, Investor Shares, are offered through a separate prospectus and statement of additional information and are available to the general public, subject to the Fund's regular minimum investment requirements as specified in that prospectus (currently $2,000 minimum initial investment).

          Under the Fund's Declaration of Trust, each trustee will continue in office until the termination of the Trust or his or her earlier death, resignation, incapacity, retirement or removal. Vacancies will be filled by a majority vote of the remaining trustees, subject to the provisions of the Investment Company Act of 1940. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the Investment Company Act of 1940. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Trust, to amend the Declaration of Trust, and on any other matters on which a shareholder vote is required by the Investment Company Act of 1940, the Declaration of Trust, the Trust's bylaws or the trustees.

               Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to a vote of shareholders. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and in such event the holders of the remaining shares will not be able to elect any person as a trustee.

          Shares of the Fund are fully paid and non-assessable when issued. Dividends, distributions and the residual assets of the Fund in the event of liquidation are distributed to shareholders equally for each outstanding share of the Fund, subject to any applicable distinctions by class. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not required to recognize any transfer until it is recorded on the books.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Fund's Declaration of Trust provides


for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

          Insofar as the management of the Fund is aware, as of November 11, 1996, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for United Missouri Bank of Kansas City, N.A., P.O. Box 419692, Kansas City, MO 64141, as trustee of the Kansas City Southern Industries, Inc. Profit Sharing Trust, which held approximately 20% of the Fund's outstanding shares (now all designated as Institutional Shares).

DISTRIBUTION

          The Distributor is the principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer.


          The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues through April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Trust or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value.

OTHER INFORMATION

          Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Fund.

          Ernst & Young LLP, 233 South Wacker Drive, Chicago,
Illinois, acted as independent accountants for the Fund for the fiscal year ended December 31, 1996.

          The Fund has filed with the Securities and Exchange
Commission, Washington, D.C., a Registration Statement under the


Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial Statements
--------------------

          The statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Fund for the fiscal year ended December 31, 1996, and the Report of Independent Auditors thereon dated January 24, 1997, are incorporated by reference into this Statement of Additional Information from the Annual Report to Shareholders dated December 31, 1996, for the Fund. A copy of the 1996 Annual Report for the Fund is enclosed with this Statement of Additional Information.

                              APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

     The Fund may purchase securities which are convertible into common stock when the Fund's management believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks.

     Specifically, corporate debt securities which are below investment grade (securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities which the Fund may purchase and hold are subject to a higher risk of non-payment of principal or interest, or both, than higher grade debt securities. Generally speaking, the lower the quality of a debt security (which may be reflected in its Moody's and/or Standard & Poor's ratings), the higher the yield it will provide, but the greater the risk that interest or principal payments will not be made when due. Thus, the lower the grade of a security, the more speculative characteristics it generally has. Information about the ratings of Moody's and Standard & Poor's, and the investment risks associated with the various ratings, is set forth below.

     The market prices of these lower grade convertible securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

CORPORATE BOND RATINGS

     The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.


KEY TO MOODY'S CORPORATE RATINGS

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

     AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC and C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

     C1-The rating C1 is reserved for income bonds on which no interest is being paid.

     D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       THE OMNI INVESTMENT FUND

PART C.  OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.
          ____________________

     In Part A of the Registration Statement (Prospectus):

     1.   Financial Highlights for the periods indicated.

     Incorporated by reference from the Fund's Annual Report dated December 31, 1996, into Part B of the Registration Statement
     (Statement of Additional Information):

     1.   Report of the Independent Accountants, dated January 24,
          1997

     2.   Statement of Assets and Liabilities as of December 31, 1996

     3.   Portfolio of Investments as of December 31, 1996

     4.   Statement of Operations for the Year Ended December 31, 1996

     5.   Statement of Changes in Net Assets for the Years Ended
          December 31, 1996 and 1995

     6.   Notes to Financial Statements, December 31, 1996

     7.   Financial Highlights for the periods indicated.

     In Part C of the Registration Statement:

     None.

     (b)  Exhibits.
          ________

     The Exhibit Index following the signature page below is incorporated herein by reference.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.

     None.


ITEM 26.   NUMBER OF HOLDERS OF SECURITIES

     The number of record holders of shares of beneficial interest in the Registrant (the only class of securities outstanding) as of November 30, 1996, was as follows:

         (1)                     (2)

                                Number of
     Title of Class           Record Holders
     ______________           ______________

     Shares of Beneficial        1,263
     Interest in The Omni
     Investment Fund

ITEM 27.   INDEMNIFICATION.

     Article XII of the Amended and Restated Declaration of Trust of the Registrant, dated April 19, 1990, provides for indemnification of officers and trustees of the Trust against liabilities and expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees or officers undertake to repay the Trust if it is ultimately determined that they are not entitled to indemnification. The Trust has the power to purchase insurance on behalf of its trustees and officers, whether or not it would be permitted or required to indemnify them for any such liability under the Declaration of Trust or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

ITEM 28.   BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The business of Berger Associates, Inc., the investment adviser of the Fund, is described in the Prospectus in Section 6 and in the Statement of Additional Information in Section 3 which are included in this Registration Statement. Information relating to the business and other connections of the officers and directors of Berger Associates (current and for the past two years) is listed in Schedules A and D of Berger Associates' Form ADV as filed with the Securities and Exchange Commission (File No. 801-9451, dated July 22, 1996), which information from such schedules is incorporated herein by reference.



     The business of Perkins, Wolf, McDonnell & Company ("PWM"), sub-advisor to the Fund, is also described in Section 6 of the Prospectus and in Section 3 of the Statement of Additional Information. Information relating to the business and other connections of the officers and directors of PWM (current and for the past two years) is listed in Schedule A of PWM's Form ADV (File No. 801-19974), as filed with the Securities and Exchange Commission on July 28, 1994, and in Schedules D of PWM's Form ADV, as filed with the Securities and Exchange Commission on March 24, 1986, and April 2, 1990, which information from such schedules is incorporated herein by reference.

ITEM 29.   PRINCIPAL UNDERWRITER.

     (a) Investment companies (other than the Registrant) for which the Registrant's principal underwriter also acts as principal underwriter (or will act as principal underwriter, as of or soon after the effective date of this Registration Statement amendment):

The One Hundred Fund, Inc.
Berger One Hundred and One Fund, Inc.
Berger Investment Portfolio Trust
--Berger Small Company Growth Fund
--Berger New Generation Fund
Berger Institutional Products Trust
--Berger IPT - 100 Fund
--Berger IPT - Growth and Income Fund
--Berger IPT - Small Company Growth Fund
Berger/BIAM Worldwide Funds Trust
--Berger/BIAM International Fund
--Berger/BIAM International Institutional Fund
--Berger/BIAM International CORE Fund

     (b) For Berger Distributors, Inc.:


     Name                Positions and            Positions and
                         Offices with             Offices with
                         Underwriter               Registrant


Craig D. Cloyed          President and
                          Director                Vice President

David G. Mertens         Vice President and
                         and Director             None

David J. Schultz         Chief Financial
                          Officer                 Assistant Treasurer

Brian S. Ferrie          Chief Compliance
                         Officer                  None

Kevin R. Fay             Director                 Vice President,
                                                  Secretary and
                                                  Treasurer


     The principal business address of Mr. Mertens is 1850 Parkway Place, Suite 420, Marietta, GA 30067. The principal business address of each of the other persons in the table above is 210 University
Blvd., Suite 900, Denver, CO 80206.

     (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a) Shareholder records are maintained by the Registrant's sub-transfer agent, DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141;

(b) Accounting records relating to cash and other money balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, Investors Fiduciary Trust Company ("IFTC"),
     127 West 10th Street, Kansas City, Missouri 64105. Other records of the Registrant relating to purchases and sales; the Declaration of Trust; minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

(c) Certain records relating to day-to-day portfolio management of the Fund are kept at the offices of Perkins, Wolf, McDonnell & Company, 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

ITEM 31.   MANAGEMENT SERVICES.

     None.

ITEM 32.   UNDERTAKINGS.

     (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.


                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and the State of Illinois, on the 31st day of January, 1997.

                    THE OMNI INVESTMENT FUND



                    By:  Robert H. Perkins
                         ____________________________________
                         Robert H. Perkins
                         President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures                    Title                    Date
__________                    _____                    ____

                              President (Principal
                              Executive Officer)
Robert H. Perkins             and Trustee         January 20, 1997
_________________________

                              Treasurer (Principal
                              Financial and
                              Accounting Officer)
Gregory E. Wolf               and Trustee         January 20, 1997
_________________________




Burt W. Engelberg             Trustee             January 22, 1997
________________________



John R. Hall                  Trustee             January 22, 1997
________________________



Keith L. Cook                 Trustee             January 17, 1997
________________________


                    THE OMNI INVESTMENT FUND
                          EXHIBIT INDEX

N-1A                 EDGAR
Exhibit              Exhibit
No.                  No.            Name of Exhibit
_____________        __________     __________________________

(1)  Exhibit 1                      Amended and Restated
                                    Declaration of Trust
(1)  Exhibit 2                      Bylaws
     Exhibit 3                      Not applicable
     Exhibit 4                      Not applicable
(1)  Exhibit 5.1                    Form of Investment Advisory
                                    Agreement between the Trust
                                    and Berger Associates, Inc.
(1)  Exhibit 5.2                    Form of Sub-Advisory
                                    Agreement between Berger
                                    Associates, Inc. and Perkins,
                                    Wolf, McDonnell & Co.
(1)  Exhibit 6                      Form of Distribution
                                    Agreement between the Trust
                                    and Berger Distributors, Inc.
     Exhibit 7                      Not applicable
(1)  Exhibit 8                      Form of Custody Agreement
                                    between IFTC and the Trust
*    Exhibit 9.1.1   EX-99.B9.1.1   New Account Application
*    Exhibit 9.1.2   EX-99.B9.1.2   Institutional Account
                                    Application
(1)  Exhibit 9.2                    Form of Administrative
                                    Services Agreement for Berger
                                    Small Cap Value Fund
(1)  Exhibit 9.3                    Form of Recordkeeping and
                                    Pricing Agent Agreement
                                    between IFTC and the Trust
(1)  Exhibit 9.4                    Form of (Transfer) Agency
                                    Agreement between IFTC and
                                    the Trust
(2)  Exhibit 10                     Opinion and consent of
                                    Counsel
*    Exhibit 11      EX-99.B11      Consent of Ernst & Young LLP
     Exhibit 12                     Not applicable
(2)  Exhibit 13                     Investment Letters from
                                    Initial Stockholders
*    Exhibit 14.1    EX-99.B14.1    Individual Retirement Account
                                    Application and Related
                                    Documents
(3)  Exhibit 14.2                   Investment Company Institute
                                    Prototype Money Purchase
                                    Pension and Profit Sharing



                                    Plan Basic Document #01 and
                                    Related Documents
(3)  Exhibit 14.3                   403(b)(7) Plan Custodial
                                    Account Agreement and Related
                                    Documents
(1)  Exhibit 15                     Rule 12b-1 Plan for Berger
                                    Small Cap Value Fund Investor
                                    Shares
(2)  Exhibit 16                     Schedule for Computation of
                                    Performance Data
*    Exhibit 17      EX-27          Financial Data Schedule for
                                    The Omni Investment Fund
(1)  Exhibit 18                     Rule 18f-3 Plan for the
                                    Berger Small Cap Value Fund

___________________________

*    Filed herewith.
(1) Previously filed with Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed December 16, 1996, and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed April 30, 1996, and incorporated herein by reference.
(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Berger/BIAM Worldwide Funds Trust, filed October 8, 1996, and incorporated herein by reference.


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